Exhibit 99.2
                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2006

                                Table of Contents
                                -----------------
                                                             Page
                                                             ----
                    Section I - Overview

Important Notes                                               2

Company Information                                           3

Portfolio Snapshot                                            4

Organizational Chart                                          5

Executive Management Team                                     6

       Section II - Financial Information

Market Capitalization                                         7

Shareholder Information                                       8

Operating Statements - Consolidated                           9

Operating Statements - Joint Venture Activity                10

Operating Statements - Activity by Source                    11

Operating Statements - Current v. Historical                 12

Net Operating Income - Same Property Performance             13

Funds from Operations ("FFO"), Adjusted FFO ("AFFO")
  and Funds Available for Distribution ("FAD")               14

Capital Expenditures                                         15

Selected Operating Ratios                                    16

Debt Analysis - Summary                                      17

Debt Analysis - Detail                                       18

Debt Maturity Schedule                                       21

Unencumbered Properties                                      22


                                                             Page
                                                             ----
         Section III - Joint Venture Information

Overview - Fund I                                            23

Overview - Fund II                                           24

Overview - RCP Venture                                       25

Fund I Properties - Detail                                   26

Top 5 Fund I Tenants                                         27

Fund I - Current Valuation                                   28

Kroger/Safeway Locations                                     29

Fund II Properties - Detail                                  30

Fund II - New York Urban/Infill Projects                     31


Section IV - Parent Portfolio Information

Properties  - Overview                                       32

Properties by Region - Summary                               35

Properties by State - Summary                                36

Properties - Detail                                          37

Leasing Production                                           40

Top 10 Tenants - Consolidated                                41

Anchor Tenant Detail                                         42

Anchor Lease Expirations - Next 3 Years                      48

Lease Expirations                                            49

Property Demographics                                        55

Residential Properties                                       56



Visit acadiarealty.com for current news as well as additional property details and financial information

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2006

                                 Important Notes
                                 ---------------

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward- looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

USE OF EBITDA AS NON-GAAP FINANCIAL MEASURE

EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company's method of calculating EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA does not represent cash generated from operations as defined by GAAP and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2006

                               Company Information
                               -------------------

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 75 properties totaling approximately 10 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 98% controlled by Acadia.


Corporate Headquarters        1311 Mamaroneck Avenue           Investor Relations            Jon Grisham
                              Suite 260                                                      Vice President
                              White Plains, NY 10605                                         (914) 288-8142
                                                                                             jgrisham@acadiarealty.com

New York Stock Exchange       Symbol AKR                       Web Site                      www.acadiarealty.com


Analyst Coverage              Banc of America Securities                Citigroup - Smith Barney
                              Ross Nussbaum - (212) 847-5668            Jonathan Litt - (212) 816-0231
                              ross.nussbaum@bofasecurities.com          jonathan.litt@citigroup.com
                                                                        Michael Bilerman - (212) 816-1383
                              J.P. Morgan Securities, Inc.              michael.bilerman@citigroup.com
                              Michael W. Mueller, CFA (212) 622-6689    David Carlisle - (212) 816-1382
                              michael.w.mueller@jpmorgan.com            david.s.carlisle@citigroup.com
                              Josh Bederman (212) 622-6530
                              josh.h.bederman@jpmorgan.com              Ryan Beck & Co.
                                                                        Sheila McGrath - (973) 549-4084
                              Harris Nesbitt                            sheila.mcgrath@ryanbeck.com
                              Paul Adornato, CFA - (212) 885-4170
                              paul.adornato@harrisnesbitt.com

QUARTERLY SUPPLEMENTAL DISCLOSURE
         March 31, 2006

          Executive Management Team
          -------------------------

Kenneth F. Bernstein    Chief Executive Officer    Mr. Bernstein is responsible for strategic planning as well
                        and President              as overseeing all day to day activities of the Company
                                                   including operations, acquisitions and capital markets. Mr.
                                                   Bernstein served as the Chief Operating Officer of RD
                                                   Capital, Inc. from 1990 until the merger of RD Capital with
                                                   Mark Centers Trust in August of 1998, forming Acadia Realty
                                                   Trust. In such capacity, he was responsible for overseeing the day-to-day operations of RD Capital and its management companies, Acadia Management Company LLC and Sound View
                                                   Management LLC. Prior to joining RD Capital, Mr. Bernstein was an associate with the New York law firm of Battle
                                                   Fowler, LLP, from 1986 to 1990. Mr. Bernstein received his
                                                   Bachelor of Arts Degree from the University of Vermont and his Juris Doctorate from Boston University School of Law.


Joel Braun              Senior Vice President,     Mr. Braun is responsible for the sourcing and financial
                        Chief Investment           analysis of acquisition properties for Acadia. Previously,
                        Officer                    Mr. Braun was Director of Acquisitions and Finance for
                                                   Rosenshein Associates, a regional shopping center developer based in New Rochelle, New York. During this time, Mr. Braun was instrumental in the initiation and formation of Kranzco
                                                   Realty Trust, a publicly traded REIT. Mr. Braun holds a
                                                   Bachelor's in Business Administration from Boston University and a Master's Degree in Planning from John Hopkins
                                                   University.


Joseph Hogan            Senior Vice President,     Most recently, Mr. Hogan served as Vice President with Kimco
                        Director of                Realty Corporation (NYSE:KIM), where he was responsible for
                        Construction               business development and management of all retail and
                                                   commercial construction projects for Kimco, in addition to outside customers and development companies. Prior to
                                                   joining Kimco, he was with Konover Construction Company, a subsidiary of Konover & Associates located in West Hartford,
                                                   Connecticut, where he was responsible for construction
                                                   projects throughout the eastern half of the United States.


Robert Masters, Esq.    Senior Vice President,     Prior to joining Acadia in December 1994, Mr. Masters was
                        General Counsel,           General Counsel for API Asset Management for over five
                        Corporate Secretary        years, Senior Vice President Deputy General Counsel for
                                                   European American Bank from 1985 to 1990, and Vice President and Counsel for National Westminster Bank from 1977 to 1985.
                                                   Mr. Masters received his Bachelor of Arts from the City
                                                   University of New York and his J.D. from New York University
                                                   Law School. Mr. Masters is also a member of the New York
                                                   State Bar.


Joseph M. Napolitano,   Senior Vice President,     Mr. Napolitano is responsible for overseeing the company's
CPM                     Director of Operations     internal operations. Previously, he held the position of
                                                   Senior Vice President, Director of Property Management.
                                                   Prior to joining Acadia in 1995, Mr. Napolitano was employed by Rosen Associates Management Corp. as a Senior Property
                                                   Manager overseeing a national portfolio of community
                                                   shopping centers, and Roebling Management Co. as a Property
                                                   Manager responsible for neighborhood and community shopping centers nationally. Mr. Napolitano holds a Bachelor's in
                                                   Business Administration from Adelphi University, Garden
                                                   City, NY; and is a Certified Property Manager by the
                                                   Institute of Property Management (IREM). Mr. Napolitano is
                                                   also a member of the New York State Association of Realtors
                                                   (NYSAR) International Council of Shopping Center (ICSC),
                                                   Commercial Investment Real Estate Institute (CIREI), and the
                                                   Building Owners and Managers Institute (BOMI).


Michael Nelsen          Senior Vice President,     Mr. Nelsen oversees all the financial activities and asset
                        Chief Financial Officer    management functions. Mr. Nelsen was most recently President of G. Soros Realty, Inc. and Director of Real Estate for
                                                   Soros Private Funds Management LLC. His responsibilities
                                                   included asset/portfolio management of real estate
                                                   operations, financial reporting, financings, asset
                                                   acquisitions and dispositions. Previously, he was a partner in the public accounting firm of David Berdon & Co. Mr.
                                                   Nelsen has been a Certified Public Accountant since 1971.


Joseph Povinelli        Senior Vice President,     Mr. Povinelli joined Acadia in 1999 with 19 years of retail
                        Director of Leasing        leasing experience. Since 1987 Mr. Povinelli had served as regional real estate representative for Vornado Realty
                                                   Trust, a New Jersey based Real estate investment trust, and was responsible for the day to day leasing activity of
                                                   approximately 3 million square feet of the strip shopping
                                                   center portfolio. Prior to this he served as leasing
                                                   representative for Net Properties Management, Great Neck,
                                                   New York, responsible for leasing of the strip shopping
                                                   center and office building portfolio of the mid-atlantic and southeast regions of the company. Mr. Povinelli received a
                                                   Bachelor of Science degree in Finance and Economics from
                                                   C.W. Post College of Long Island University.


Robert Scholem          Senior Vice President,     Mr. Scholem has been the Director of Property Management
                        Director of Property       since 2003 and a Senior Vice President since August, 2005.
                        Management                 Prior to joining the Company in 1998, Mr. Scholem was
                                                   employed at Rosen Associates Management Corp. as a Senior
                                                   Property Manager overseeing a national portfolio of
                                                   community shopping centers, and Staller Associates, Inc. as an Operations Manager responsible for community shopping
                                                   centers, office, and industrial buildings on Long Island,
                                                   New York. Mr. Scholem holds a Bachelor's in Business
                                                   Administration from Guilford College, Greensboro, NC; and is a Certified Property Manager (CPM(R)) by the Institute of
                                                   Real Estate Management. Mr. Scholem is also a licensed
                                                   Salesperson by the State of New York as well as a member of
                                                   LI Board of Realtors & CIREI, and is a Certified Shopping
                                                   Center Manager (CSM) by the International Council of
                                                   Shopping Centers.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2006

                           Total Market Capitalization
                           ---------------------------
                (including pro-rata share of joint venture debt)

                                                                                       Percent of
                                                    Percent of                        Total Market
             (amounts in thousands)                Total Equity                      Capitalization
                                                  --------------                     --------------

Equity Capitalization
---------------------
Total Common Shares Outstanding                            97.5%           31,758
Common Operating Partnership ("OP") Units                   2.0%              653
                                                                    --------------
Combined Common Shares and OP Units                                        32,411

Market Price at March 31, 2006                                      $       23.55
                                                                    --------------

Equity Capitalization - Common Shares and OP Units                  $     763,279

Preferred OP Units - at cost (1)                            0.5%            4,188
                                                  --------------    --------------

          Total Equity Capitalization                     100.0%          767,467             69.8%
                                                  ==============    ==============   ==============

Debt Capitalization
-------------------
Consolidated debt                                                         376,273
Adjustment to reflect pro-rata share of debt                              (43,649)
                                                                    --------------

           Total Debt Capitalization                                      332,624             30.2%
                                                                    --------------   --------------

          Total Market Capitalization                               $   1,100,091            100.0%
                                                                    ==============   ==============




                     Weighted Average Outstanding Common Shares and O.P. Units
                     ---------------------------------------------------------

                                                      Common
                                                      Shares         O.P. Units          Total
                                                      ------         ----------          -----
===================================================================================================
Basic
Quarter ended March 31, 2006                         32,468,204           653,360       33,121,564

Fully Diluted
Quarter ended March 31, 2006 (3)                     32,766,119           653,360       33,419,479

===================================================================================================

Basic
Quarter ended March 31, 2005                         31,867,185           514,477       32,381,662

Fully Diluted
Quarter ended March 31, 2005 (3)                     32,139,833           514,477       32,654,310



(1) In connection with the acquisition of the Pacesetter Park Shopping Center in 1999, the Company issued 2,212 Preferred OP Units, of which 2,024 have been converted to Common OP Units to date. The remaining Preferred OP Units are reflected above at their stated cost of $1,000 per unit. Also includes $4,000 of Preferred OP Units issued to Klaff L.P. related to the acquisition of management contracts in 2004.

(2) Fixed-rate debt includes notional principal fixed through interest rate swap transactions and conversely, variable-rate debt excludes this amount.

(3) For purposes of earnings per share calculations, the assumed conversion of Preferred OP Units is anti-dilutive and not reflected above. However, for the purposes of calculating FFO on a fully diluted basis, these stock equivalents are dilutive and amount to 337,097 and 522,679 for the quarters ended March 31, 2006 and 2005, respectively.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2006

                             Shareholder Information
                             -----------------------
                             (amounts in thousands)

 10 Largest Institutional/Non-Retail Shareholders (1)

                                                               Percent of Out-
                                                Common         standing Common
Shareholder                                  Shares Held           Shares
------------------------------            ------------------  -----------------

Wellington Management                                 4,065               12.8%
Third Avenue Management                               2,458                7.7%
Yale University                                       2,279                7.2%
Heitman Real Estate Securities                        2,036                6.4%
Morgan Stanley                                        1,661                5.2%
Cliffwood Partners                                    1,550                4.9%
Vanguard Group                                        1,378                4.3%
Barclay's Global Investors                            1,342                4.2%
Redding K G & Associated LLC                          1,203                3.8%
Clarion CRA Securities                                  869                2.7%
                                          ------------------  -----------------

Total of 10 Largest Institutional
 Shareholders                                        18,841               59.3%
                                          ==================  =================

Total of all Institutional Shareholders              29,691               93.5%
                                          ==================  =================


                 Operating Partnership
                    Unit Information
                    ----------------
                                                   Percent
                                              of Total O.P. Units
                                              -------------------

Managment O.P. Unit Holders            338           51.8%
Other O.P. Unit Holders                315           48.2%
                             --------------    -----------

Total O.P. Units                       653          100.0%
                             ==============    ===========

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2006

                   Statements of Operations - Consolidated (1)
                   --------------------------------------- ---
                        Current Quarter and Year-to-Date
                        --------------------------------
                                 (in thousands)
                                                                                 Year to Date

                                                                           Period ended March 31, 2006
                                                           -------------------------------------------------------------
                                                                                           Discontinued
                                                           Wholly Owned         JV's        operations        Total
                                                           -------------   -------------   -------------   -------------

PROPERTY REVENUES
Minimum rents                                              $     12,739    $      5,346    $      1,084    $     19,169
Percentage rents                                                    185               9              13             207
Expense reimbursements                                            3,464             709             543           4,716
Other property income                                               194              16              28             238
                                                           -------------   -------------   -------------   -------------
                                                                 16,582           6,080           1,668          24,330
                                                           -------------   -------------   -------------   -------------

PROPERTY EXPENSES
Property operating                                                3,274             538             421           4,233
Real estate taxes                                                 2,093             631             454           3,178
                                                           -------------   -------------   -------------   -------------
                                                                  5,367           1,169             875           7,411
                                                           -------------   -------------   -------------   -------------

NET OPERATING INCOME - PROPERTIES                                11,215           4,911             793          16,919


OTHER INCOME (EXPENSE)
General and administrative                                       (2,693)              -               -          (2,693)
Property related home office expenses                            (2,517)            (61)              -          (2,578)
Equity in earnings of Fund I unconsolidated properties                -             215               -             215
Lease termination income                                              -               -               -               -
Interest income                                                   1,663             103               -           1,766
Asset and property management income (2)                          2,563               -               -           2,563
Promote Fee (3)                                                     258               -               -             258
Property management expense                                         (75)           (238)              -            (313)
Straight-line rent income                                           126            (533)              -            (407)
Straight-line rents written off                                       -               -               -               -
FAS 141 Rent                                                         47              (5)              -              42
Abandoned project costs                                               -               -               -               -
Hurricane related income (expenses)                                   -               -               -               -
Provision for Income Taxes                                         (419)            (30)              -            (449)
Other income (expense)                                                -               -               -               -
                                                           -------------   -------------   -------------   -------------

EBIDTA                                                           10,168           4,362             793          15,323

Depreciation and amortization                                    (3,872)         (1,921)           (283)         (6,076)
FAS 141 Amortization                                               (154)            (41)              -            (195)
Interest expense                                                 (3,538)         (1,548)           (204)         (5,290)
Loan defeasance (net of reimbursement)                            1,141          (1,467)              -            (326)
FAS 141 Interest                                                     16             712               -             728
Impairment of real estate                                             -               -               -               -
Gain on sale of properties                                            -               -               -               -
Gain on sale of properties - Mervyn's( 1)                             -             464               -             464
Income taxes on gain on property sale - Mervyn's                      -               -               -               -
                                                           -------------   -------------   -------------   -------------

Income before minority interest                                   3,761             561             306           4,628

Minority interest - OP                                              (69)            (19)             (6)            (94)
Minority interest                                                   (88)            (93)              -            (181)
                                                           -------------   -------------   -------------   -------------

NET INCOME                                                 $      3,604    $        449    $        300    $      4,353
                                                           =============   =============   =============   =============


                                                                                Current Quarter

                                                                          3 months ended March 31, 2006
                                                           -------------------------------------------------------------

                                                                                           Discontinued
                                                           Wholly Owned         JV's        Operations        Total
                                                           -------------   -------------   -------------   -------------

PROPERTY REVENUES
Minimum rents                                              $     12,739    $      5,346    $      1,084    $     19,169
Percentage rents                                                    185               9              13             207
Expense reimbursements                                            3,464             709             543           4,716
Other property income                                               194              16              28             238
                                                           -------------   -------------   -------------   -------------
                                                                 16,582           6,080           1,668          24,330
                                                           -------------   -------------   -------------   -------------

PROPERTY EXPENSES
Property operating                                                3,274             538             421           4,233
Real estate taxes                                                 2,093             631             454           3,178
                                                           -------------   -------------   -------------   -------------
                                                                  5,367           1,169             875           7,411
                                                           -------------   -------------   -------------   -------------

NET OPERATING INCOME - PROPERTIES                                11,215           4,911             793          16,919


OTHER INCOME (EXPENSE)
General and administrative                                       (2,693)              -               -          (2,693)
Property related home office expenses                            (2,517)            (61)              -          (2,578)
Equity in earnings of Fund I unconsolidated properties                -             215               -             215
Lease termination income                                              -               -               -               -
Interest income                                                   1,663             103               -           1,766
Asset and property management income (2)                          2,563               -               -           2,563
Promote Fee (3)                                                     258               -               -             258
Property management expense                                         (75)           (238)              -            (313)
Straight-line rent income                                           126            (533)              -            (407)
Straight-line rents written off                                       -               -               -               -
FAS 141 Rent                                                         47              (5)              -              42
Abandoned project costs                                               -               -               -               -
Hurricane related income (expenses)                                   -               -               -               -
Provision for Income Taxes                                         (419)            (30)              -            (449)
Other income (expense)                                                -               -               -               -
                                                           -------------   -------------   -------------   -------------

EBIDTA                                                           10,168           4,362             793          15,323

Depreciation and amortization                                    (3,872)         (1,921)           (283)         (6,076)
FAS 141 Amortization                                               (154)            (41)              -            (195)
Interest expense                                                 (3,538)         (1,548)           (204)         (5,290)
Loan defeasance (net of reimbursement)                            1,141          (1,467)              -            (326)
FAS 141 Interest                                                     16             712               -             728
Impairment of real estate                                             -               -               -               -
Gain on sale of properties                                            -               -               -               -
Gain on sale of properties - Mervyn's( 1)                             -             464               -             464
Income taxes on gain on property sale - Mervyn's                      -               -               -               -
                                                           -------------   -------------   -------------   -------------

Income before minority interest                                   3,761             561             306           4,628

Minority interest - OP                                              (69)            (19)             (6)            (94)
Minority interest                                                   (88)            (93)              -            (181)
                                                           -------------   -------------   -------------   -------------

NET INCOME                                                 $      3,604    $        449    $        300    $      4,353
                                                           =============   =============   =============   =============

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

(2)  Detail as follows:                                   YTD        1st Quarter
                                                       -----------   -----------

Asset management fee Fund I                            $      135    $      135
Asset management fee Fund II                                  900           900
Property management, leasing and legal fees - Fund I           39            39
Property management/Construction/legal fees - Fund II         278           278
Klaff related fees                                          1,058         1,058
Other fees                                                    153           153
                                                       -----------   -----------
                                                       $    2,563    $    2,563
                                                       ===========   ===========

(3) Represents amounts distributed to the Company in excess of its pro-rata share as a result of the performance of the Mervyn's investment.


Statements of Operations - Joint Venture Activity 1
-------------------------------------------------
 Current Quarter and Year-to-Date
----------------------------------
      (in thousands)
                           -------------------------------------------------------------------------------

                                Year-to-Date

                                     Period
                                 ended March 31,
                                      2006
                           -------------------------------------------------------------------------------
                             AKR   Pro-  Mervyn'sPro-   AKR     Pro-rata        Pro-rata      Pro-  Pro-
                                    rata          rata                                        rata   rata
                           Fund I  share  Fund I shareFund IIshareBrandywine share Crossroadsshare  Total
                                                                      JV
                           -------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents              $3,345 $3,345      $-   $- $2,317 $466    $3,569   $793    $1,514  $742 $5,346
Percentage rents                -      -       -    -      -    -        42      9         -     -      9
Expense reimbursements        191    191       -    -    424   85       554    123       632   310    709
Other property income           9      9       -    -      8    2         -      -        10     5     16
                           -------------------------------------------------------------------------------
                            3,545  3,545       -    -  2,749  553     4,165    925     2,156 1,057  6,080
                           -------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating            142    142       -    -    549  110       779    173       231   113    538
Real estate taxes             297    297       -    -    409   82       224     50       413   202    631
                           -------------------------------------------------------------------------------
                              439    439       -    -    958  192     1,003    223       644   315  1,169
                           -------------------------------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES                 3,106  3,106       -    -  1,791  361     3,162    702     1,512   742  4,911


OTHER INCOME (EXPENSE)
General and administrative      -      -       -    -      -    -         -      -         -     -      -
Property related home
 office expenses              (52)   (52)      -    -    (46)  (9)        -      -         -     -    (61)
Equity in earnings of Fund
 I unconsolidated
 properties 2                  19      4     559  124    437   87         -      -         -     -    215
Lease termination income        -      -       -    -      -    -         -      -         -     -      -
Interest income                88     88       6    1     14    3         5      1        20    10    103
Asset and property
 management income              -      -       -    -      -    -         -      -         -     -      -
Promote Fee                     -      -    (332)   -      -    -         -      -         -     -      -
Asset and property
 management expense 3        (238)  (238)      -    - (1,205)   -      (210)     -         -     -   (238)
Straight-line rent income    (564)  (564)      -    -      4    1       162     36       (13)   (6)  (533)
Straight-line rents written
 off                            -      -       -    -      -    -         -      -         -     -      -
FAS 141 Rent                    -      -       -    -   (224) (45)      182     40         -     -     (5)
Abandoned project costs         -      -       -    -      -    -         -      -         -     -      -
Hurricane related expenses      -      -       -    -      -    -         -      -         -     -      -
Provision for income taxes    (30)   (30)      -    -      -    -         -      -         -     -    (30)
Other income                    -      -       -    -      -    -         -      -         -     -      -
                           -------------------------------------------------------------------------------

EBIDTA                      2,329  2,314     233  125    771  398     3,301    779     1,519   746  4,362

Depreciation and
 amortization 4            (1,571)(1,571)      -    -   (595)(119)     (724)  (161)     (143)  (70)(1,921)
FAS 141 Amortization            -      -       -    -   (207) (41)        -      -         -     -    (41)
Interest expense 4           (628)  (613)      -    - (1,072)(214)   (1,543)  (300)     (859) (421)(1,548)
Loan defeasance                 -      -       -    -      -    -    (6,604)(1,467)        -     - (1,467)
FAS 141 Interest               15     15       -    -      -    -     3,138    697         -     -    712
Impairment of real estate       -      -       -    -      -    -         -      -         -     -      -
Gain on sale of properties      -      -       -    -      -    -         -      -         -     -      -
Gain on sale of properties
 - Mervyn's 2                   -      -   1,099  244  1,099  220         -      -         -     -    464
Income taxes on gain on
 property sale - Mervyn's 2     -      -       -    -      -    -         -      -         -     -      -
                           -------------------------------------------------------------------------------

Income before minority
 interest                     145    145   1,332  369     (4) 244    (2,432)  (452)      517   255    561

Minority interest - OP          -     (3)      -   (6)     -   (5)        -      -         -    (5)   (19)
Minority interest             (94)   (94)      -    -      6    1         -      -         -     -    (93)
                           -------------------------------------------------------------------------------

NET INCOME                    $51    $48  $1,332 $363     $2 $240   $(2,432) $(452)     $517  $250   $449
                           ===============================================================================

                                Current Quarter

                                    3 months
                                 ended March 31,
                                      2006
                             -------------------------------------------------------------------------------------------------------
                               AKR   Pro-  Mervyn'sPro-   AKR     Pro-rata        Pro-rata      Pro-      Pro-rata
                                      rata          rata                                        rata
                             Fund I  share  Fund I shareFund IIshareBrandywine share Crossroadsshare      Total
                                                                        JV
                             -------------------------------------------------------------------------------------------------------

PROPERTY REVENUES
Minimum rents                $3,345 $3,345      $-   $- $2,317 $466     3,569   $793    $1,514  $742       $5,346
Percentage rents                  -      -       -    -      -    -        42      9         -     -            9
Expense reimbursements          191    191       -    -    424   85       554    123       632   310          709
Other property income             9      9       -    -      8    2         -      -        10     5           16
                             -------------------------------------------------------------------------------------------------------
                              3,545  3,545       -    -  2,749  553     4,165    925     2,156 1,057        6,080
                             -------------------------------------------------------------------------------------------------------

PROPERTY EXPENSES
Property operating              142    142       -    -    549  110       779    173       231   113          538
Real estate taxes               297    297       -    -    409   82       224     50       413   202          631
                             -------------------------------------------------------------------------------------------------------
                                439    439       -    -    958  192     1,003    223       644   315        1,169
                             -------------------------------------------------------------------------------------------------------

NET OPERATING INCOME -
 PROPERTIES                   3,106  3,106       -    -  1,791  361     3,162    702     1,512   742        4,911


OTHER INCOME (EXPENSE)
General and administrative        -      -       -    -      -    -         -      -         -     -            -
Property related home
 office expenses                (52)   (52)      -    -    (46)  (9)        -      -         -     -         (61)
Equity in earnings of Fund
 I unconsolidated
 properties 2                    19      4     559  124    437   87         -      -         -     -          215
Lease termination income          -      -       -    -      -    -         -      -         -     -            -
Interest income                  88     88       6    1     14    3         5      1        20    10          103
Asset and property
 management income                -      -       -    -      -    -         -      -         -     -            -
Promote Fee                       -      -    (332)   -      -    -         -      -         -     -            -
Asset and property
 management expense 3          (238)  (238)      -    - (1,205)   -      (210)     -         -     -         (238)
Straight-line rent income      (564)  (564)      -    -      4    1       162     36       (13)   (6)        (533)
Straight-line rents written
 off                              -      -       -    -      -    -         -      -         -     -            -
FAS 141 Rent                      -      -       -    -   (224) (45)      182     40         -     -           (5)
Abandoned project costs           -      -       -    -      -    -         -      -         -     -            -
Hurricane related expenses        -      -       -    -      -    -         -      -         -     -            -
Provision for income taxes      (30)   (30)      -    -      -    -         -      -         -     -          (30)
Other income                      -      -       -    -      -    -         -      -         -     -            -
                             -------------------------------------------------------------------------------------------------------

EBIDTA                        2,329  2,314     233  125    771  398     3,301    779     1,519   746        4,362

Depreciation and
 amortization 4              (1,571)(1,571)      -    -   (595)(119)     (724)  (161)     (143)  (70)      (1,921)
FAS 141 Amortization              -      -       -    -   (207) (41)        -      -         -     -          (41)
Interest expense 4             (628)  (613)      -    - (1,072)(214)   (1,543)  (300)     (859) (421)      (1,548)
Loan defeasance                   -      -       -    -      -    -    (6,604)(1,467)        -     -       (1,467)
FAS 141 Interest                 15     15       -    -      -    -     3,138    697         -     -          712
Impairment of real estate         -      -       -    -      -    -         -      -         -     -            -
Gain on sale of properties        -      -       -    -      -    -         -      -         -     -            -
Gain on sale of properties
 - Mervyn's 2                     -      -   1,099  244  1,099  220         -      -         -     -          464
Income taxes on gain on
 property sale - Mervyn's 2       -      -       -    -      -    -         -      -         -     -            -
                             ------------------------------------------------------------------------------------------------------

Income before minority
 interest                       145    145   1,332  369     (4) 244    (2,432)  (452)      517   255          561

Minority interest - OP            -     (3)      -   (6)     -   (5)        -      -         -    (5)         (19)
Minority interest               (94)   (94)      -    -      6    1         -      -         -     -          (93)
                             ------------------------------------------------------------------------------------------------------

NET INCOME                      $51    $48  $1,332 $363     $2 $240   $(2,432) $(452)     $517  $250         $449
                             ======================================================================================================

1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.

2 Although a portion of the investment in Mervyn's is not through Fund II, the activity from this investment has been included in this line item for presentation purposes only. Fund I currently invests in 4 properties in which it has 50% interest in and for which it uses the equity method of accounting.

3 Funds I, II and the Mervyn's investment pay asset management, promote and other fees to the Company. As it is the recipient of such fees, the Company does not recognize a pro-rata share of these expenses

4 In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads. %%


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2006


Statements of Operations - Activity by Source  1
---------------------------------------------------------------
                    (in thousands)

                                                       -------------------------------- --------------------------------

                                                        Year-to-Date                    Current Quarter

                                                        Period                          3 months
                                                       ended March 31,                  ended March 31,
                                                          2006                             2006
                                                       -------------------------------- --------------------------------

                                                        Retail Multi- Corporate Total    Retail Multi- Corporate Total
                                                                Family                           Family
                                                       -------------------------------- --------------------------------

PROPERTY REVENUES
Minimum rents                                          $17,264 $1,905       $- $19,169  $17,264 $1,905       $- $19,169
Percentage rents                                           207      -        -     207      207      -        -     207
Expense reimbursements                                   4,716      -        -   4,716    4,716      -        -   4,716
Other property income                                      111    127        -     238      111    127        -     238
                                                       -------------------------------- --------------------------------
                                                        22,298  2,032        -  24,330   22,298  2,032        -  24,330
                                                       -------------------------------- --------------------------------

PROPERTY EXPENSES
Property operating                                       3,333    900        -   4,233    3,333    900        -   4,233
Real estate taxes                                        3,063    115        -   3,178    3,063    115        -   3,178
                                                       -------------------------------- --------------------------------
                                                         6,396  1,015        -   7,411    6,396  1,015        -   7,411
                                                       -------------------------------- --------------------------------

NET OPERATING INCOME - PROPERTIES                       15,902  1,017        -  16,919   15,902  1,017        -  16,919


OTHER INCOME (EXPENSE)
General and administrative                                   -      -   (2,693) (2,693)       -      -   (2,693) (2,693)
Property related home office expenses                        -      -   (2,578) (2,578)       -      -   (2,578) (2,578)
Equity in earnings of Fund I unconsolidated properties     215      -        -     215      215      -        -     215
Lease termination income                                     -      -        -       -        -      -        -       -
Interest income                                              -      4    1,762   1,766        -      4    1,762   1,766
Asset and property management income                         -      -    2,563   2,563        -      -    2,563   2,563
Promote Fee                                                258      -        -     258      258      -        -     258
Other property management fees                            (273)   (40)       -    (313)    (273)   (40)       -    (313)
Straight-line rent income                                 (407)     -        -    (407)    (407)     -        -    (407)
Straight-line rents written off                              -      -        -       -        -      -        -       -
FAS 141 Rent                                                42      -        -      42       42      -        -      42
Abandoned project costs                                      -      -        -       -        -      -        -       -
Hurricane related expenses                                   -      -        -       -        -      -        -       -
Provision for income taxes                                (449)     -        -    (449)    (449)     -        -    (449)
Other income                                                 -      -        -       -        -      -        -       -
                                                       -------------------------------- --------------------------------

EBIDTA                                                  15,288    981     (946) 15,323   15,288    981     (946) 15,323

Depreciation and amortization                           (5,583)  (376)    (117) (6,076)  (5,583)  (376)    (117) (6,076)
FAS 141 Amortization                                      (195)     -        -    (195)    (195)     -        -    (195)
Interest expense                                        (4,936)  (354)       -  (5,290)  (4,936)  (354)       -  (5,290)
Loan defeasance                                           (326)     -        -    (326)    (326)     -        -    (326)
FAS 141 Interest                                           728      -        -     728      728      -        -     728
Impairment of real estate                                    -      -        -       -        -      -        -       -
Gain on sale of properties                                   -      -        -       -        -      -        -       -
 Gain on sale of properties - Mervyn's                     464      -        -     464      464      -        -     464
Income taxes on gain on property sale - Mervyn's             -      -        -       -        -      -        -       -
                                                       -------------------------------- --------------------------------

Income before minority interest                          5,440    251   (1,063)  4,628    5,440    251   (1,063)  4,628

Minority interest - OP                                    (110)    (5)      21     (94)    (110)    (5)      21     (94)
Minority interest                                         (181)     -        -    (181)    (181)     -        -    (181)
                                                       -------------------------------- --------------------------------

NET INCOME                                              $5,149   $246  $(1,042) $4,353   $5,149   $246  $(1,042) $4,353
                                                       ================================ ================================

1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The
     Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.



QUARTERLY SUPPLEMENTAL DISCLOSURE
          March 31, 2006


   Statements of Operations - Current v.
                 Historical 1
---------------------------------------------
          (in thousands)

                                    -----------------------------------  ------------------------------------------

                                     Current Quarter                             Historical Quarter

                                    3 months                             3 months
                                     ended March 31,                     ended March 31,
                                        2006                                2005
                                    -----------------------------------  ------------------------------------------
                                                        Discontinued                            Discontinued
                                     Wholly   JV's 2 Operations Total    Wholly   JV's 2 Operations     Total
                                      Owned                                Owned
                                    -----------------------------------  ------------------------------------------

PROPERTY REVENUES
Minimum rents                        $12,739  $5,346    $1,084 $19,169   $11,551  $2,344    $1,250         $15,145
Percentage rents                         185       9        13     207       157      10        27             194
Expense reimbursements                 3,464     709       543   4,716     3,334     534       716           4,584
Other property income                    194      16        28     238       218       5         6             229
                                    -----------------------------------  ------------------------------------------
                                      16,582   6,080     1,668  24,330    15,260   2,893     1,999          20,152
                                    -----------------------------------  ------------------------------------------

PROPERTY EXPENSES
Property operating                     3,274     538       421   4,233     3,616     458       708           4,782
Real estate taxes                      2,093     631       454   3,178     1,904     323       510           2,737
                                    -----------------------------------  ------------------------------------------
                                       5,367   1,169       875   7,411     5,520     781     1,218           7,519
                                    -----------------------------------  ------------------------------------------

NET OPERATING INCOME - PROPERTIES     11,215   4,911       793  16,919     9,740   2,112       781          12,633


OTHER INCOME (EXPENSE)
General and administrative            (2,693)      -         -  (2,693)   (1,705)      -         -          (1,705)
Property related home office
 expenses                             (2,517)    (61)        -  (2,578)   (1,373)     (8)        -          (1,381)
Equity in earnings of Fund I
 unconsolidated properties                 -     215         -     215         -      19         -              19
Lease termination income                   -       -         -       -         -       -         -               -
Interest income                        1,663     103         -   1,766       477       1         -             478
Asset and property management
 income                                2,563       -         -   2,563     1,978       -         -           1,978
Promote Fee                              258       -         -     258         -       -         -               -
Property management expense              (75)   (238)        -    (313)      (56)      -         -             (56)
Straight-line rent income                126    (533)        -    (407)      142    (106)        -              36
Straight-line rents written off            -       -         -       -       (17)      -         -             (17)
FAS 141 Rent                              47      (5)        -      42         -      17         -              17
Abandoned project costs                    -       -         -       -         -       -         -               -
Hurricane related expenses                 -       -         -       -       479       -         -             479
Provision for income taxes              (419)    (30)        -    (449)        -       -         -               -
Other income (expense)                     -       -         -       -       104       -         -             104
                                    -----------------------------------  ------------------------------------------

EBIDTA                                10,168   4,362       793  15,323     9,769   2,035       781          12,585

Depreciation and amortization         (3,872) (1,921)     (283) (6,076)   (3,678)   (693)     (346)         (4,717)
FAS 141 Amortization                    (154)    (41)        -    (195)        -     (48)        -             (48)
Interest expense                      (3,538) (1,548)     (204) (5,290)   (2,216)   (821)     (143)         (3,180)
Loan defeasance                        1,141  (1,467)        -    (326)        -       -         -               -
FAS 141 Interest                          16     712         -     728         -      29         -              29
Impairment of real estate                  -       -         -       -         -       -         -               -
Gain on sale of properties                 -       -         -       -         -       -         -               -
Gain on sale of properties
 (Mervyn's) 2                              -     464         -     464         -       -         -               -
Income taxes on gain on sale
 (Mervyn's)                                -       -         -       -         -       -         -               -
                                    -----------------------------------  ------------------------------------------

Income before minority interest        3,761     561       306   4,628     3,875     502       292           4,669

Minority interest - OP                   (69)    (19)       (6)    (94)      (61)     (9)       (5)            (75)
Minority interest                        (88)    (93)        -    (181)     (144)     (5)        -            (149)
                                    -----------------------------------  ------------------------------------------

NET INCOME                            $3,604    $449      $300  $4,353    $3,670    $488      $287          $4,445
                                    ===================================  ==========================================

1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I & II and Mervyn's which are consolidated with the Company's financial statements. The Company also has a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center ("Crossroads") which are accounted for as unconsolidated investments in the Company's financial statements.
2 The Company currently invests in Funds I & II and Mervyn's as detailed elsewhere in this Supplement. The Company also a 22.2% investment in the Brandywine JV and has a 49% JV interest in the Crossroads Shopping Center.


         QUARTERLY SUPPLEMENTAL DISCLOSURE
                  March 31, 2006

Net Operating Income (NOI) - Same Property Performance 1
--------------------------------------------------------------
                  (in thousands)                                                                     Growth in Same
                                                                                                     Property NOI -
                                                                                                 Continuing Operations
                                                     Notes:    Current Quarter Historical Quarter      Favorable
                                                                                                      (unfavorable)
                                                   --------------------------------------------------------------------


                                                               3 months ended    3 months ended
  Reconciliation of total NOI to same property NOI:               March 31,        March 31,
                                                                          2006              2005
                                                              -----------------------------------

NOI - Wholly-owned properties                                          $12,008           $10,521
NOI - Consolidated and unconsolidated joint
 ventures                                                                4,911             2,112
Adjustment to reflect 2006 increase in Fund I
 ownership percentage                                       2           (1,934)              536
                                                              -----------------------------------

                     Total NOI                                          14,985            13,169

NOI - Properties Acquired                                               (1,156)                -
NOI - Property sold                                                       (723)             (725)
NOI - Redevelopment Properties                                             (28)               12
                                                              -----------------------------------

                                                                       $13,078           $12,456                   4.7%
                                                              =========================================================


                 Same property NOI by portfolio component and
                                            revenues/expenses:

                                                                   Shopping Center Portfolio

                                                      Revenues         $16,746           $16,777                  -0.2%
                                                      Expenses           4,685             5,257                  10.9%
                                                              ---------------------------------------------------------
                                                                        12,061            11,520                   4.7%
                                                              ---------------------------------------------------------

                                                                  Residential Properties (2
                                                                          properties)

                                                      Revenues           2,031             1,876                   8.3%
                                                      Expenses           1,014               940                  -7.9%
                                                              ---------------------------------------------------------
                                                                         1,017               936                   8.7%
                                                              ---------------------------------------------------------

                                                                       $13,078           $12,456                   5.0%
                                                              =========================================================


1 The above amounts includes the pro-rata activity related to the Company's consolidated and unconsolidated joint ventures.

2 As a result of the recapitalization of the Brandywine Portfolio which enabled the Fund I investors to receive all of their invested capital and preferred return, the Company is entitled to receive a 20% promote interest. Accordingly, Acadia's effective ownership interest is now 38% (20% + (80% x 22%)) as compared with 22% for 2005. 2005 NOI has been adjusted to this same ownership interest to provide a comparable NOI for the purposes of evaluating same-property performance


QUARTERLY SUPPLEMENTAL DISCLOSURE
        March 31, 2006

Funds from Operations ("FFO") 1
-------------------------------
        (in thousands)

                                         Current         Historic
                                         Quarter          Quarter

                                        3 months      3 months ended
                                          ended
Funds from operations ("FFO"):   Notes March 31,      March 31, 2005
                                           2006
-------------------------------       ------------- -------------------

Net Income                                  $4,353              $4,445
Add back:
Depreciation of real estate and
 amortization of leasing costs:
  (net of minority interest share)
     Wholly owned and consolidated
      subsidiaries                           5,034               3,620
     Unconsolidated
      subsidiaries                             412                 633
Income attributable to Operating
 Partnership units                  2           94                  75
Gain on sale of properties                    (372)                  -
                                      ------------- -------------------
                    FFO - Basic              9,521               8,773
Distributions on Preferred OP
 Units                                          62                  87
                                      ------------- -------------------
                  FFO - Diluted             $9,583              $8,860
                                      ============= ===================

Adjusted Funds from operations
           ("AFFO"):
-------------------------------
Diluted FFO                                 $9,583              $8,860
Straight line rent, net                        407                 (19)
Non real-estate depreciation                   117                 105
Amortization of finance costs                  219                 188
Amortization of cost of management
 contracts                                     233                 171
Tenant improvements                           (211)               (330)
Leasing commissions                           (110)               (154)
Capital expenditures                          (907)               (502)
                                      ------------- -------------------

                           AFFO             $9,331              $8,319
                                      ============= ===================

     Funds Available for
      Distribution ("FAD")
-------------------------------
AFFO                                        $9,331              $8,319
Scheduled prinicpal repayments                (989)               (613)
                                      ------------- -------------------

                            FAD             $8,342              $7,706
                                      ============= ===================

Total weighted average shares and OP
                Units:
Basic                                       33,122              32,382
                                      ============= ===================
Diluted                                     33,757              33,177
                                      ============= ===================

        FFO per share:
FFO per share - Basic               3        $0.29               $0.27
                                      ============= ===================
FFO per share - Diluted             3        $0.28               $0.27
                                      ============= ===================

 AFFO per share - Basic             3        $0.28               $0.25
                                      ============= ===================
 AFFO per share - Diluted           3        $0.28               $0.25
                                      ============= ===================

 FAD per share - Basic              3        $0.25               $0.24
                                      ============= ===================
 FAD per share - Diluted            3        $0.25               $0.23
                                      ============= ===================

-----------------------------------------------------------------------

1 Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

2    Reflects OP Unitholders interest in OP net income.

3 Assumes full conversion of O.P. Units into Common Shares. Diluted FFO assumes conversion of Preferred O.P. Units as well as assumed exercise of outstanding share options. Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.


                             QUARTERLY SUPPLEMENTAL
                                   DISCLOSURE
                                 March 31, 2006

            Capital Expenditures
         --------------------------

                                        -------------------------------------------
                                           Year-to-Date            Current           Previous
                                                                   Quarter             Year

                                                                  3 months             Year
                                                                    ended             ended
                                   Notes  March 31, 2006       March 31, 2006      December 31,
                                                                                       2005
                                        -------------------------------------------------------

         Leasing Commissions:                        $110                     $110        $718
                                        -------------------------------------------------------

         Tenant Improvements:                         211                      211       2,068
                                        -------------------------------------------------------

         Capital Expenditures:
         Retail                                       768                      768         577
         Residential                                  139                      139       1,018
                                        -------------------------------------------------------
                                                      907                      907       1,595
                                        -------------------------------------------------------

         Redevelopments                               399                      399       1,803
                                        -------------------------------------------------------

         Total                                     $1,627                   $1,627      $6,184
                                        =======================================================

         Expenditures included in
          deferred leasing                              -                        -         718
         Accrued construction costs as
          of period-end                                 -                        -          21
                                        -------------------------------------------------------

         Expenditures for real
          estate and
           improvements as reported
            on the                                 $1,627                   $1,627      $5,445
                                        =======================================================
           Company's Statement of
            Cash Flows


      QUARTERLY SUPPLEMENTAL DISCLOSURE
        March 31, 2006

   Selected Operating Ratios
-------------------------------


                                   3 months ended March
                                             31,

                                   ------------
                                        2006        2005
                                   ----------   ---------
        Coverage Ratios          1
-------------------------------

    Interest Coverage Ratio
EBIDTA                           2   $15,323     $12,585
Divided by Interest expense            5,290       3,180
                                   ----------   ---------
                                        2.90  x     3.96 x

  Fixed Charge Coverage Ratio
EBIDTA                               $15,323     $12,585
Divided by ( Interest expense          5,290       3,180
                 + Preferred
                  Dividends)   2,3        62          87
                                   ----------   ---------
                                        2.86  x     3.85 x

  Debt Service Coverage Ratio
EBIDTA                               $15,323     $12,585
Divided by ( Interest expense          5,290       3,180
                 + Principal
                  Amortization)  4       989         613
                                   ----------   ---------
                                        2.44  x     3.32 x

         Payout Ratios
-------------------------------

       FFO Payout Ratio

Dividends (Shares) & Distributions
 (O.P. Units) paid                    $6,098      $5,554
FFO                              2     9,583       8,860
                                   ----------   ---------
                                          64%         63%

       AFFO Payout Ratio
Dividends (Shares) & Distributions
 (O.P. Units) paid                    $6,098      $5,554
AFFO                             2     9,331       8,319
                                   ----------   ---------
                                          65%         67%
       FAD Payout Ratio
Dividends (Shares) & Distributions
 (O.P. Units) paid                    $6,098      $5,554
FAD                              2     8,342       7,706
                                   ----------   ---------
                                          73%         72%

        Overhead Ratios
-------------------------------

   G&A/Real Estate Revenues
General and Administrative expense    $2,693      $1,705
Real Estate Revenues (Includes pro-
 rata JV)                             24,330      20,152
                                   ----------   ---------
                                          11%          8%

General and Administrative expense    $2,693      $1,705
Real Estate Revenues (Includes 100%
 JV)                                  30,865      25,290
                                   ----------   ---------
                                           9%          7%

        Leverage Ratios
-------------------------------

Debt/Total Market
 Capitalization
Debt                             5  $332,624    $230,959
Total Market Capitalization        1,100,091     751,678
                                   ----------   ---------
                                          30%         31%


Debt + Preferred Equity (Preferred
 O.P. Units)                        $336,812    $236,539
Total Market Capitalization        1,100,091     751,678
                                   ----------   ---------
                                          31%         31%

Notes:

1 Quarterly results for 2005and 2004 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of EBIDTA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.
2 2005 activity includes the $479 reversal of a 2004 accrual for flood related damage at the Mark Plaza following settlement with the insurance carrier during the first quarter of 2005.

Excluding the effects of this transacations, the impact on the year-to-date 2005 ratios would be as follows:

                                     EBIDTA        FFO      AFFO
As reported                          $12,585      $8,860    $8,319
Adjustment                              (479)       (479)     (479)
                                   ----------   --------- ---------
Adjusted                              12,106       8,381     7,840
                                   ==========   ========= =========
Ratios                               3.51x            66%       71%
                                   ==========
                                     (Fixed-              (Payouts)
                                      charge)

3    Represents preferred distributions on Preferred Operating partnership
     Units.
4 Includes the Company's pro-rata share of consolidated and unconsolidated joint venture principal amortization.
5 Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.


    QUARTERLY SUPPLEMENTAL
           DISCLOSURE
         March 31, 2006

Portfolio Debt - Consolidated Summary
     (amounts in thousands)


                                                       Pro-rata Basis                                Consolidated Basis
                                ----------------------------------------------------------------------------------------
                                                          Acadia
                                                         Pro-rata                                Acadia
                                                         Share of       Weighted              Consolidated   Weighted
                                        % of Total     Outstanding        Avg.      % of Total    Debt         Avg.
                                Notes   Portfolio       Balance 2       Int. Rate   Portfolio    Balance     Int. Rate
                                ----------------------------------------------------------------------------------------
Consolidated Debt
Fixed-Rate Debt                    1             77%         $253,916         5.83%        78%    $294,389         5.88%
Variable-Rate Debt                 1              4%           14,878         6.27%        22%      81,884         6.33%
                                     -----------------------------------------------------------------------------------

Total Consolidated Debt                          81%          268,794         5.87%       100%     376,273         5.98%
                                     -----------------------------------------------------------------------------------

Unconsolidated Joint Ventures and Discontinued
 Operations
Fixed-Rate Debt                    2             14%           47,747         6.01%
Variable-Rate Debt                 2              5%           16,083         6.30%
                                     ----------------------------------------------

Total Unconsolidated Debt                        19%           63,830         6.09%
                                     ----------------------------------------------

           Total Debt                           100%         $332,624         5.91%
                                     ==============================================


                                     ----------------------------------------------

                                                       % of Pro-rata Consolidated
                                                        and Unconsolidated Debt
                                                          on Combined Basis 2
                                     ----------------------------------------------

                                                    Fixed-Rate Debt             91%
                                                    Variable-Rate Debt           9%
                                                                      -------------

                                                                               100%
                                                                      -------------

Notes

1 Fixed-rate debt includes notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.

2 The Company is required to consolidate Funds I and II for the purposes of preparing its consolidated financial statements under GAAP. It is not required to consolidate the Brandywine and Crossroads joint ventures or two properties within Fund I. This presentation of Portfolio Debt reflects a theoretical pro-rata consolidation of the Company's joint venture debt.


                                                                Principal    Acadia's           Variable
                                             Ownership % of Pro-Balance atPro-rata      InterestRate as Maturity
                                                          rata                                     of
Property        NotesEntityPercentLender               Share of March 31,   Share          Rate  March     Date
                                                        Porfolio   2006                           31,
                                                                                                  2006
------------------------------------------------------------------------------------------------------------------

Fixed-Rate Debt
----------------

Merrillville         Acadia       SunAmerica Life Insurance Co.
 Plaza                      100.0%                                $12,867  $12,867         6.46%         7/1/2007
GHT Apartments       Acadia       Bank of America,
                            100.0% N.A.                            10,553   10,553         7.55%         1/1/2011
Colony               Acadia       Bank of America,
 Apartments                 100.0% N.A.                             5,277    5,277         7.55%         1/1/2011
239 Greenwich Avenue Acadia       RBS Greenwich
                             75.0% Capital                         15,837   11,878         5.19%         6/1/2013
New Loudon           Acadia       RBS Greenwich
 Center                     100.0% Capital                         15,000   15,000         5.64%         9/6/2014
Crescent Plaza       Acadia       RBS Greenwich
                            100.0% Capital                         17,600   17,600         4.98%         9/6/2015
Pacesetter Park      Acadia       RBS Greenwich
 Shopping Center            100.0% Capital                         12,500   12,500         5.12%        11/6/2015
Elmwood Park ShoppingAcadia       Bear Stearns Commercial
 Center                     100.0% Mortgage, Inc.                  34,600   34,600         5.53%         1/1/2016
Gateway Shopping     Acadia       Bear Stearns Commercial
 Center                     100.0% Mortgage, Inc.                  20,500   20,500         5.44%         3/1/2016
Clark-Diversey       Acadia       Lasalle Bank National
                            100.0% Association                      3,818    3,818         8.50%        4/11/2028
Boonton              Acadia       GMAC Commercial Mortgage
                             60.0% Corporation                      8,651    5,191         6.40%        11/1/2032
4650 Broadway          Fund       Bank of China
 Avenue            1    II   19.5%                                 19,000    3,699         5.26%         9/1/2007
Kroger Portfolio       Fund       Cortlandt Deposit Corporation
                   2     I   28.3%                                  7,425    2,104         6.62%         2/1/2009
Safeway                Fund       Cortlandt Deposit Corporation
 Portfolio         2     I   28.3%                                  7,339    2,080         6.51%        1/15/2009
Amherst                Fund       The Ohio National Life
 Marketplace             I   37.8% Insurance Company                4,633    1,750         8.20%         6/1/2022
Sheffield              Fund       Canada Life Insurance Company
 Crossing                I   37.8%                                  6,895    2,605         8.00%         1/1/2023

Interest rate        Acadia       Bank of America,                                                      Various
 swaps             3               N.A.                            91,894   91,894         5.77%
                                                                -------------------     --------

Sub-Total Fixed-Rate
 Debt                                                        94%  294,389  253,916         5.83%
                                                                -------------------     --------

Variable-Rate                                                                       Current
 Debt                                                                                LIBOR         4.83%
----------------


Bloomfield Town      Acadia       Bank of America,                                 Libor
 Square            4        100.0% N.A.                                             +       130    6.13% 6/1/2010
Walnut Hill          Acadia       Bank of America,                                 Libor
 Plaza             4        100.0% N.A.                                             +       130    6.13% 6/1/2010
Hobson West          Acadia       Bank of America,                                 Libor
 Plaza             4        100.0% N.A.                            22,000   22,000  +       130    6.13% 6/1/2010
Marketplace of       Acadia       Bank of America,                                 Libor
 Absecon           4        100.0% N.A.                                             +       130    6.13% 6/1/2010
Village              Acadia       Bank of America,                                 Libor
 Apartments        4        100.0% N.A.                                             +       130    6.13% 6/1/2010
Ledgewood Mall       Acadia       Washington Mutual Bank, F.A.                     Libor
                            100.0%                                 23,512   23,512  +       150    6.33% 4/1/2011
Abington Towne CenterAcadia       Bank of America,                                 Libor
                            100.0% N.A.                                             +       140    6.23%6/29/2012
Branch Shopping      Acadia       Bank of America,                                 Libor
 Center                     100.0% N.A.                                             +       140    6.23%6/29/2012
Methuen Shopping     Acadia       Bank of America,                                 Libor
 Center                     100.0% N.A.                            33,585   33,585  +       140    6.23%6/29/2012
Town Line Plaza      Acadia       Bank of America,                                 Libor
                            100.0% N.A.                                             +       140    6.23%6/29/2012
Village Commons      Acadia       Bank of America,                                 Libor
 Shopping Center   5        100.0% N.A.                            10,043   10,043  +       140    6.23%6/29/2012
244-268 161st          Fund       RBS Greenwich                                    Libor
 Street            1    II   19.5% Capital                         30,000    5,841  +       140    6.23% 4/1/2008
216th Street           Fund       Bank of America,                                 Libor
                   1    II   19.5% N.A.                             4,900      954  +       125    6.08% 3/1/2006
Granville Center       Fund       Bank One, N.A.                                   Libor
                         I   37.8%                                  5,538    2,092  +       200    6.83%10/5/2007
400 East Fordham       Fund       Bank of China                                    Libor
 Road              1    II   19.5%                                 18,000    3,505  +       175    6.58%11/1/2007
Acadia Strategic       Fund       Bank of America, N.A. / Bank                     Libor
 Acqusition Fund        II         of New York                                      +
 II, LLC           6         20.0%                                 26,200    5,240          175    6.58% 3/1/2008

Interest rate        Acadia       Bank of America,
 swaps                             N.A.                           (91,894) (91,894)
                                                                -------------------

Sub-Total Variable-Rate                                                            Libor
 Debt                                                         6%   81,884   14,878  +       144    6.27%
                                                                -------------------             --------

Total Consolidated Continuing Operations Debt               100% $376,273 $268,794                 5.87%
                                                      =============================             ========


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2006
    Debt Analysis - Unconsolidated Joint Ventures and Discontinued Operations

                                                                Principal Acadia's              Variable
                                            Ownership  % of Pro-Balance atPro-rata      InterestRate as Maturity
                                                          rata                                     of
Fixed-Rate Debt       Entity  PercentLender            Share of March 31,  Share           Rate  March   Date
                                                        Porfolio   2006                           31,
                                                                                                  2006
----------------    --------------------------------------------------------------      --------------------------

Acadia Brandywine   Brandywine       UBS Warburg Real Estate
 Subsidiary          JV         22.2% Investments, Inc.           $30,000  $6,667          4.69%        2/11/2008
Acadia              Brandywine       Acadia Investors,
 Brandywine Town     JV               Inc.
 Center           7             22.2%                              24,633   5,474          9.00%         7/4/2006
 Acadia Market      Brandywine       Acadia Investors,
  Square             JV               Inc.
  Shopping
  Center          7             22.2%                              19,107   4,246          9.00%         7/4/2006
Crossroads Shopping Crossroads       JPMorgan Chase
 Center              JV         49.0% Bank                         64,000  31,360          5.37%        12/1/2014
                                                                ------------------

Sub-Total Fixed-Rate
 Debt                                                        75%  137,740  47,747          6.01%
                                                                ------------------      --------


Variable-Rate                                                                      Current LIBOR
 Debt                                                                                              4.83%
----------------

Haygood Shopping       Fund I        JP Morgan Chase Bank, N.A.                   Libor
 Center           8             18.9%                               8,040   1,519  +        150    6.33%8/23/2010
Sterling Heights       Fund I        JP Morgan Chase Bank, N.A.                   Libor
 Shopping Center  8             18.9%                               4,400     831  +        185    6.68%8/23/2010

Properties held for
 sale:
--------------------
Soundview             Acadia         Bank of America,                             Libor
 Marketplace      9            100.0% N.A.                          8,307   8,307  +        140    6.23%12/1/2008
Bradford Towne        Acadia         Washington Mutual Bank,                      Libor
 Center           9            100.0% F.A.                          5,426   5,426  +        150    6.33% 4/1/2011
                                                                ------------------

Sub-Total Variable-                                                                Libor
 Rate Debt                                                   25%   26,173  16,083   +       147    6.30%
                                                      ----------------------------              --------

Total Unconsolidated Debt and Discontinued Operations       100% $163,913 $63,830                  6.09%
                                                      ============================              ========


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2006
                                 Debt Analysis -
                                    Footnotes

Notes:
----------------

1 Fund II is a 97% joint venture partner on this investment. As such, Fund II's pro-
 rata share of the above debt is 97% x 20%, or 19.5%.
2 AmCap, Fund I's joint venture partner on this investment, is allocated 25% of the debt and equity. As such Fund I's pro-rata share of the above debt is 75% x 37.78%, or 28.3%.

3 The Company has hedged it's variable-rate debt with variable to fixed-rate swap agreements as follows:

                    Notional      All-in Rate    SpreadSwap rate  Forward     Maturity Date
                    principal                                     Start Date
                   ---------------------------------------------------------------------------

                    20,000                  5.94% 1.41%     4.53%      n/a  10/1/2006
                    15,087                  5.72% 1.41%     4.32%      n/a   1/1/2007
                    11,670                  5.51% 1.41%     4.11%      n/a   1/1/2007
                     8,693                  5.88% 1.41%     4.47%      n/a   6/1/2007
                    36,444                  5.76% 1.41%     4.35%      n/a   1/1/2011
                   --------   -----------------------------------
                   $91,894                  5.77% 1.41%     4.36%
                   ========   ===================================


The Company has hedged future variable-rate debt with forward-starting variable to fixed-rate swap agreements as follows:

                    $4,640                  6.12% 1.41%     4.71%10/2/2006   1/1/2010
                    11,410                  6.30% 1.41%     4.90%10/2/2006  10/1/2011
                     8,434                  6.55% 1.41%     5.14% 6/1/2007   3/1/2012
                   --------   -----------------------------------
                   $24,484                  6.35% 1.41%     4.94%
                   ========   ===================================


4    This is a revolving facility for up to $65,000.
5    There is an additional $969 available under this facility.
6    This is a revolving facility for up to $70,000.
7 Represents bridge financing which is anticipated to be repaid when permanent financing is secured.
8 Fund I is a 50% joint venture partner on this investment. As such, Fund I's pro-rata share of the above debt is 50% x 37.78%, or 18.9%.
9 Soundview Marketplace and Bradford Town Center are currently under contract for sale and, accordingly, are classified as discontinued operations.


   QUARTERLY SUPPLEMENTAL DISCLOSURE
       March 31, 2006

         Future Debt Maturities
----------------------------------------
             (in thousands)                                          Weighted Average Interest
                                                                      Rate of Maturing Debt
                                                             ----------------------------------

     Consolidated Debt
                             Scheduled
            Year            AmortizationMaturities   Total   Total Debt Fixed-Rate  Variable-
                                                                            Debt     Rate Debt
-----------------------------------------------------------------------------------------------

                       2006      $1,636    $4,900     $6,536       6.08%       n/a        6.08%
                       2007       7,166    54,861     62,027       6.12%      5.73%       6.64%
                       2008       6,997    56,200     63,197       6.31%       n/a        6.31%
                       2009       7,264         -      7,264        n/a        n/a         n/a
                       2010       5,368    36,742     42,110       6.70%      7.55%       6.13%
         Thereafter              37,798   157,341    195,139       5.70%      5.37%       6.27%
                            ---------------------------------
                                $66,229  $310,044   $376,273
                            =================================

    Unconsolidated Debt & Properties Held For
              Sale(Joint Ventures) 1

                       2006         190     9,720      9,910       9.00%      9.00%        n/a
                       2007         677         -        677        n/a        n/a         n/a
                       2008         702    14,643     15,345       5.23%      4.69%       5.69%
                       2009         614         -        614        n/a        n/a         n/a
                       2010         631     2,323      2,954       6.45%       n/a        6.45%
         Thereafter               2,239    32,091     34,330       5.51%      5.37%       6.33%
                            ---------------------------------
                                 $5,053   $58,777    $63,830
                            =================================

-----------------------------------------------------------------------------------------------

Capitalized interest related to the Company's development
 projects is as follows:
    (in thousands)
            1st Quarter 2006        $11
            2nd Quarter 2006          -
            3rd Quarter 2006          -
            4th Quarter 2006          -
                            ------------

                Year-to-Date        $11
                            ============

1 The above amounts represent the Company's pro-rata share of consolidated and unconsolidated joint venture mortgage debt.

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2006


                             Unencumbered Properties
                     -------------------------------------



               Center                   Location       GLA
-------------------------------------------------------------

Blackman Plaza                       Wilkes-Barre,
                                      PA             121,341

Greenridge Shopping Center           Scranton, PA    191,755

Luzerne Street Shopping Center       Scranton, PA     58,035

Mad River Station                    Dayton, OH      155,739

Mark Plaza                           Edwardsville,
                                      PA             216,047

Pacesetter Park Shopping Center      Ramapo, New
                                      York            96,698

Pittston Plaza                       Pittston, PA     79,494

Plaza 422                            Lebanon, PA     155,026

Route 6 Plaza                        Honesdale, PA   175,505
                                                   ----------

Total GLA of Unencumbered Properties               1,249,640
                                                   ==========

Total net operating income for the quarter ended March 31,
 2006 associated with unencumbered properties         $1,570
                                                   ==========

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2006

Acadia Strategic Opportunity Fund, LLC ("Fund I") -
 Overview
--------------------------------------------------------

Item               Notes Description
--------------------------------------------------------

Date formed              September 2001

Capital commitment       $90 million

Funding All invested capital has been returned with the proceeds from the Brandywine recapitalization as discussed below. Acadia and its investors still own approximately 2 million square feet of properties in Fund I.

Partnership structure

            Equity       22.22% - Acadia
      Contribution:
                         77.78% - Four institutional investors (current
                                  significant shareholders in Acadia as well)

Cash flow distribution:22.22% - Acadia
                       77.78% - Four institutional investors

Promote: 20% to Acadia once all partners (including Acadia) have received 9% preferred return and return of equity

                    Remaining 80% is distributed to all the partners (including Acadia).

                    In January 4, 2006, the Brandywine portfolio was recapitalized through the conversion of the 77.8% interest previously held by the institutional investors in Fund I to GDC Properties. Acadia has retained its existing 22.2% interest. Due to this transaction, Fund I investors received a return of all of their invested capital and preferred return, thus triggering Acadia's additional 20% interest (promote) in all future Fund I distributions.

Fees to Acadia      Asset management fee equal to 1.5% of total committed
                    capital ($70 million which excludes Acadia's $20 million))

                    Property management fee equal to 4% of gross property revenues

                    Market rate leasing fees

                    Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2006

Acadia Strategic Opportunity Fund II, LLC ("Fund II") - Overview
------------------------------------------------------------

Item              Notes Description
-----------------------------------------------------

Date formed             June 15, 2004

Capital commitment      $300 million

Funding                 $67.0 million funded through March 31, 2006

Partnership structure

           Equity       20% - Acadia
     Contribution:
                        80% - Six institutional investors (Three are current
                              shareholders in Acadia as well)

Cash flow distribution:20% - Acadia
                       80% - Six institutional investors

          Promote: 20% to Acadia once all partners (including Acadia) have received 8% preferred return and return of equity

                    Remaining 80% is distributed to all the partners (including Acadia).


Fees to Acadia      Asset management fee equal to 1.5% of total committed
                    capital (For the first 12 months, calculated on $200 million, thereafter on $240 million which excludes Acadia's
                    $60 million)

                    Property management fee equal to 4% of gross property revenues

                    Market rate leasing fees

                    Construction/project management fees equal to the lesser of 7.5% of hard costs or allocable costs of Acadia

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2006

Retailer Controlled Property ("RCP") Venture -
 Overview
----------------------------------------------------

*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II are anticipated to invest a total of $60 million equity. ***

Item              Notes Description
----------------------------------------------------

Date formed           January 2004

Targeted investments  The Venture has been formed to invest in surplus or distressed properties owned or controlled by retailers

Current Investements    Mervyn's Department Stores

Partnership structure

           Equity       Up to $300 million of total equity
     Contribution:

                        Up to 20% ($60 million) - AKR Fund I ($20 million) and
                         Fund II ($40 million)

                        80% - Klaff Realty LP and Lubert-Adler

 Cash flow distribution:20% - AKR Funds
                        80% - Four institutional investors

          Promote: 20% to Klaff once all partners (including Klaff) have received 10% preferred return and return of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

                        Remaining 80% is distributed to all the partners (including Klaff).

Fees to Acadia          Property management fees

                        Market rate leasing fees and construction/project management

                        Disposition fees


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2006

  AKR Fund I Properties - Detail
---------------


               ------------------------------------------------------------------------------------------------------------------
               Fund I's                                                                                     Annualized Base Rent
               Ownership    Gross Leasable Area       Occupancy                 Annualized Base Rent        per Occupied Square
                                                                                                                     Foot
                        ---------------------------------------------------------------------------------------------------------
                       % Anchors   Shops    Total   Anchors Shops  Total   Anchors      Shops      Total    Anchors Shops  Total
               ------------------------------------------------------------------------------------------------------------------

    Midwest
---------------

Ohio
---------------

Amherst
 Marketplace        100%   76,737   3,200    79,937 100.00%100.00%100.00%   $795,711    $34,404    $830,115 $10.37 $10.75 $10.38
Granville
 Centre             100%   90,047  44,950   134,997  38.81% 54.27% 43.96%    402,085    236,319     638,404  11.50   9.69  10.76
Sheffield
 Crossing           100%   69,659  42,875   112,534 100.00% 85.17% 94.35%    761,278    357,363   1,118,641  10.93   9.79  10.54
                        ---------------------------------------------------------------------------------------------------------
Total - Midwest
     Region               236,443  91,025   327,468  76.70% 70.43% 74.96%  1,959,074    628,086   2,587,160  10.80   9.80  10.54
                        ---------------------------------------------------------------------------------------------------------

 Mid-Atlantic
---------------

    Various
---------------
 Kroger/Safeway
  Portfolio (25
  Properties)        75%1,018,100       - 1,018,100 100.00%     - 100.00%  8,013,583          -   8,013,583   7.87      -   7.87
                        ---------------------------------------------------------------------------------------------------------

Subtotal - Fund
  I Operating
   Properties           1,254,543  91,025 1,345,568  95.61% 70.43% 93.90%  9,972,657    628,086  10,600,743   8.31   9.80   8.39
                        ---------------------------------------------------------------------------------------------------------

    Fund I
 Redevelopment
   Properties
---------------

Sterling
 Heights
 Shopping
 Center
 (Michigan)          50%   90,400  64,438   154,838  77.88% 22.70% 54.92%    281,600    145,234     426,834   4.00   9.93   5.02
Tarrytown
 Shopping
 Center (New
 York)               50%   15,497  19,794    35,291 100.00% 73.44% 85.10%    475,000    428,128     903,128  30.65  29.45  30.07
 Hitchcock
  Plaza (South
  Carolina)          90%  135,775  98,111   233,886   0.00% 58.56% 24.56%          -    374,490     374,490      -   6.52   6.52
Pine Log Plaza
 (South
 Carolina)           90%   23,184  11,880    35,064   0.00%  0.00%  0.00%          -          -           -      -      -      -
Haygood
 Shopping
 Center
 (Virginia)          50%   78,880  75,061   153,941  14.30% 85.68% 49.10%     28,500    908,649     937,149   2.53  14.13  12.40
                        ---------------------------------------------------------------------------------------------------------
   Subtotal - Fund I
     Redevelopment
       Properties         343,736 269,284   613,020  28.27% 56.05% 40.47%    785,100  1,856,501   2,641,601   8.08  12.30  10.65
---------------------------------------------------------------------------------------------------------------------------------

 Fund I Grand
      Total             1,598,279 360,309 1,958,588  81.13% 59.68% 77.18%$10,757,757 $2,484,587 $13,242,344  $8.30 $11.55  $8.76
                        ---------------------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.


        QUARTERLY SUPPLEMENTAL DISCLOSURE
           March 31, 2006

                                   FUND I
              Top 5 Tenants - Ranked by Annualized Base Rent
--------------------------------------------------------------
                                                               Percentage of Total
                                                              Represented by Tenant
                                                              ----------------------
                               Number of
                               Stores in   Total  Annualized    Total   Annualized
                                                      Base                  Base
Ranking        Tenant         JV Portfolio  GLA      Rent 1   Portfolio    Rent 2
                                                                 GLA 2
------------------------------------------------------------------------------------
     1 Safeway 3                       13 350,475  $3,000,547      23.3%       29.8%
     2 Kroger 4                        13 413,100   3,009,641      27.4%       29.9%
     3 Giant Eagle                      4 135,896   1,416,289       9.0%       14.1%
     4 Walgreens                        1   7,749     237,500       0.5%        2.4%
     5 Burlington Coat Factory          1  35,200     140,800       2.3%        1.4%
                              ------------------------------------------------------
                Total                  32 942,420  $7,804,776      62.6%       77.5%
                              ======================================================

1 Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

2 Square footage and base rents for the Kroger/Safeway portfolio and other properties for which Fund I owns less than 100% are pro-rated to reflect the Funds partial ownership.

3 Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location. Safeway is obligated to pay rent through the full term of all these leases which expire in 2009.

4 Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location. Kroger is obligated to pay rent through the full term of all these leases which expire in 2009.


             QUARTERLY SUPPLEMENTAL DISCLOSURE
                       March 31, 2006

           Fund I - Valuation *** As of December
                        31, 2005 ***
           --------------------------------------
                                                                                      Portfolio:
                                                              Total                                           Redevelopment
   Line                                                      (excluding Brandywine)      Ohio   Kroger/Safeway Properties
-----------                                                ----------------------------------------------------------------


           Net Operating Income ("NOI") for the  Note 1
         1  quarter ended December 31, 2005                    $1,388                      $500          $821          $67

           NOI related to investements in        Note 2
         2  unconsolidated partnerships                           748                                                  748

         4 Adjustment for minority interests                     (586)                        -          (205)        (381)
                                                           -----------                -------------------------------------

         5                                                      1,550                       500           616          434

         6 Annualized NOI                        Line 5 x 4     6,200                     2,000         2,464        1,736

         7 Debt as of December 31, 2005          Note 3        38,166                    17,182        14,764        6,220

                                                                 6.00%           6.50%     7.00%         7.50%        8.00%
                                                           ----------------------------------------------------------------

           Gross asset value                     Line 6 x
         8                                        cap rate   $103,333         $95,385   $88,571       $82,667      $77,500

         9 Debt                                  Line 7       (38,166)        (38,166)  (38,166)      (38,166)     (38,166)

           Remaining Equity and Accumulated Preferred
        10  Distribution in Fund I 5                                -               -         -             -            -
                                                           ----------------------------------------------------------------

        11                                                     65,167          57,219    50,405        44,501       39,334

           Additional Mervyn's return (Original capital
        12  already returned)                                  12,500          12,500    12,500        12,500       12,500
                                                           ----------------------------------------------------------------

        13 Total Value Subject to Promote                      77,667          69,719    62,905        57,001       51,834
                                                           ----------------------------------------------------------------

           General Partner (Acadia) Promote on   x 20%
        14  Fund I assets                                      15,533          13,944    12,581        11,400       10,367
                                                           ----------------------------------------------------------------

           Remaining value to be allocated pro-rata to Fund
        15  I investors (including Acadia)                     62,134          55,775    50,324        45,601       41,467
                                                           ----------------------------------------------------------------

        16 Acadia's share                        x 22.22%      13,806          12,393    11,182        10,132        9,214
                                                           ----------------------------------------------------------------

           Value of Acadia's interest in         Line 14 +
        17  remaining Fund I assets               16           29,340          26,337    23,763        21,533       19,581

           Additional promote earned from        Note 4
        18  Brandywine recapitalization                         7,500           7,500     7,500         7,500        7,500

           Acadia's interest in recapitalized    Note 5
        19  Brandywine entity  (22.22%)                        31,000          31,000    31,000        31,000       31,000
                                                           ----------------------------------------------------------------

        20 Total value to Acadia                              $67,840         $64,837   $62,263       $60,033      $58,081
                                                           ================================================================

           Original Acadia invested capital in
        21  Fund I                                            $20,000         $20,000   $20,000       $20,000      $20,000
                                                           ================================================================

                  Recap of Acadia Promote
           ----------------------------------------------------------------------------------------------------------------

           20% General Partner (Acadia) Promote
            on Fund I assets                                  $15,533         $13,944   $12,581       $11,400      $10,367
           20% General Partner (Acadia) Promote
            on Brandywine                                       7,500           7,500     7,500         7,500        7,500
                                                           ----------------------------------------------------------------
           Total promote                                      $23,033         $21,444   $20,081       $18,900      $17,867
                                                           ================================================================
           Per share                                            $0.69           $0.64     $0.60         $0.57        $0.54
                                                           ================================================================

Notes:
-----------

1 Reconciled to "Statements of Operations - Joint Venture Activity" as follows: Fund I NOI for 4th quarter 2005 per JV

                         Statements of Operations   $3,106
                                        NOI above
                                                    (1,388)
                                                 ----------
                  NOI attributable to Brandywine
                                        Portfolio   $1,718
                                                 ==========

2    Included in "Equity in earnings of Fund I unconsolidated engaging in properties" in the JV Statement a "cash- out merger" for their 77.78%
     interest in the portfolio. The Company of Operations in the December 31, merged its 22.22% share forming a new joint 2005 Supplement. venture with the investors' successor, GDC. All Fund I equity and accumulated preferred distributions were paid from the proceeds of this transaction.
3    See "Debt Analysis - Unconsolidated Debt (Joint Ventures)" in the December
     31, 2005 Supplement. Amounts adjusted for minority interests' pro- rata share of debt
4    This promote is to be paid from future Fund I cash flows
5    In January 2006, the Brandywine Portfolio was recapitalized with the investors



   QUARTERLY SUPPLEMENTAL
          DISCLOSURE
       March 31, 2006

  AKR Fund II Properties -
            Detail
-----------------------------
                             ------------------------------------------------------------------------------------------------------
                             Fund I's                                                                           Annualized Base Rent
                             Ownership  Gross Leasable Area     Occupancy               Annualized Base Rent     per Occupied Square
                                                                                                                         Foot
                                      ---------------------------------------------------------------------------------------------
                                     %Anchors  Shops   Total  Anchors Shops  Total  Anchors    Shops     Total   AnchorsShops  Total
                             ------------------------------------------------------------------------------------------------------
   Fund II Redevelopment Properties
--------------------------------------

400 East Fordham Road         97%100,703  16,652 117,355 100.00%100.00%100.00%  275,000   370,915   645,915   2.73 22.27   5.50
Pelham Manor Shopping Center
 1                            97%      - 398,775 398,775      -  47.16% 47.16%        - 1,144,375 1,144,375      -  6.09   6.09
Sherman Avenue                97%134,773       - 134,773 100.00%     - 100.00%1,960,291         - 1,960,291  14.55     -  14.55
161st Street                  97%137,334  86,277 223,611 100.00%100.00%100.00%2,334,684 1,537,591 3,872,275  17.00 17.82  17.32
                             ------------------------------------------------------------------------------------------------------
   Fund II Redevelopment
        Properties               372,810 501,704 874,514 100.00% 58.00% 75.91%4,569,975 3,052,881 7,622,856  12.26 10.49  11.48
                                      ---------------------------------------------------------------------------------------------


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

1 The redevelopment plan contemplates the demolition of the current industrial/warehouse buildings and the construction of a retail center.


    QUARTERLY SUPPLEMENTAL
           DISCLOSURE
         March 31, 2006

Fund II - New York Urban/Infill                                      Total cost
    Redevelopment Properties
--------------------------------
                                                                     (including     Estimated square
                                 Estimated start of     Estimated   acquisition footage upon  Estimated
                                                                        cost,
            Property                construction       completion   in millions) completion   cost per      Notes
                                                                                              square foot
---------------------------------------------------------------------------------------------------------------------


 Liberty Avenue                     Construction      1st half 2007
                                       commenced                          $15.0      125,000        $120           1
 216th Street                       Construction      1st half 2007
                                       commenced                           24.0       60,000         400
 Pelham Manor Shopping Center       1st half 2007     1st half 2008        35.0      325,000         108           1
 Canarsie Plaza                     1st half 2007     2nd half 2008        55.0      300,000         183
 161st Street                       1st half 2007     2nd half 2008        70.0      225,000         311
 400 East Fordham Road              1st half 2008     1st half 2009       100.0      270,000         370
 Sherman Avenue                     2nd half 2007     2nd half 2009        55.0      175,000         314
                                                                    -------------------------------------

                                                                         $354.0    1,480,000        $239
                                                                    =====================================

1    The Fund acquired a ground lease interest at this property.


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2006

Retail Properties - Summary Listing
-----------------
                                                                                        Property Totals
                                                                                    -----------------------
                                  Year                        Grocery   Other Anchor Annualized  Annualized
                                                                Anchor
                                  Constructed(C)    Occupancy Current     Current       Base        Base
                                                              Lease and   Lease and
  Shopping        Location     Acquired(A)    GLA              Option     Option        Rent      Rent psf
    Center                                               %    Expiraton   Expiraton
-----------------------------------------------------------------------------------------------------------

NEW YORK REGION
-------------------------------

   New York

Soundview     Port Washington                                King KullenClearview
 Marketplace                                                  2007/2042  Cinema
                                  1998 (A)  183,815    92%               2010/2030   $2,803,937     $16.50

Village       Smithtown                                                 Daffy's
 Commons                                                                 2008/2028
 Shopping
 Center                           1998 (A)   87,381    96%                            2,027,352      24.17
                                                                        Walgreens
                                                                         2021/--

Branch        Smithtown                                      Waldbaum's CVS 2010/--
 Shopping                                                     (A&P)
 Plaza                            1998 (A)  125,724   100%    2013/2028               2,410,769      19.18

Amboy ShoppingStaten Island                                  Waldbaum's 2028/--
 Center                           2005 (A)   60,080 96.01%                            1,417,679      24.58
                                                             Duane Reed 2008/2018

 Bartow AvenueThe Bronx           2005 (C)   14,694 51.00%                              222,600      29.70

Pacesetter    Pomona                                         Stop & Shop (Ahold)
 Park Shopping                                                2020/2040
 Center                           1999 (A)   96,698    98%                            1,143,759      12.03

  New Jersey

Elmwood Park  Elmwood Park                                   Pathmark   Walgreen's
 Shopping                                                     2017/2052  2022/2062
 Center                           1998 (A)  149,085    98%                            3,322,024      22.75

 Connecticut

239 Greenwich Greenwich                                                 Restoration
 Avenue                                                                  Hardware
                                  1998 (A)   16,834   100%               2015/2025    1,235,144      73.37
                                                                        Coach
                                                                         2016/2021

NEW ENGLAND REGION
-------------------------------

 Connecticut

Town Line     Rocky Hill                                     Stop & ShopWal-mart
 Plaza                            1998 (A)  206,298    93%    2023/2063  (not owned)  1,386,824      14.81

Massachusetts

Methuen       Methuen                                        DeMoulas   Wal-mart
 Shopping                                                     Market     2011/2051
 Center                           1998 (A)  130,238    92%    2015/2020                 736,464       6.14

Crescent PlazaBrockton                                       Shaw's     Home Depot
                                  1984 (A)  218,141    97%    2012/2042  2021/2056    1,636,957       7.70

   New York

New Loudon    Latham                                         Price      Marshalls
 Center                                                       Chopper    2014/2029
                                  1982 (A)  255,826   100%    2015/2035               1,713,665       6.70
                                                                        Bon Ton Department Store 2014/2034
                                                                        Raymor & Flanigan Furniture
                                                                         2019/2034

 Rhode Island

Walnut Hill   Woonsocket                                     Shaw's     Sears
 Plaza                            1998 (A)  283,235    99%    2013/2028  2008/2033    2,429,716       8.70

   Vermont

The Gateway   Burlington                                     Shaw's 2024/2053
 Shopping
 Center                           1999 (A)  101,784    97%                            1,816,917      18.40


MIDWEST REGION
-------------------------------

   Illinois

Hobson West   Naperville                                     Bobak's Market and
 Plaza                            1998 (A)   98,890    99%    Restaurant 2007/2032    1,205,485      12.31
                                                              (specialty grocery)

Clark DiverseyChicago             2006 (A)   19,265   100%                              788,704      40.94

   Indiana

Merrillville  Merrillville                                              TJ Maxx
 Plaza                            1998 (A)  235,678    94%               2009/2014    2,578,042      11.63
                                                                        JC Penney 2008/2018
                                                                        OfficeMax 2008/2028

   Michigan

Bloomfield    Bloomfield Hills                               Costco (notTJ
 Town Square                      1998 (A)  214,866    95%    owned)     Maxx2009/--  2,247,060      11.00
                                                                        Marshall's 2011/2026
                                                                        Home Goods 2010/2025

     Ohio

Mad River     Dayton                                                    Babies "R"
 Station                                                                 Us
                                  1999 (A)  155,739    80%               2010/2020    1,505,876      12.14
                                                                        Office Depot 2010/--
MID-ATLANTIC REGION
-------------------------------

  New Jersey

Marketplace ofAbsecon                                        Acme       Eckerd Drug
 Absecon                          1998 (A)  105,097    97%    2015/2055  2020/2040    1,657,610      16.34

Ledgewood MallLedgewood                                                 Wal-mart
                                  1983 (A)  517,878    94%               2019/2049    4,481,698       9.24
                                                                        Macy's
                                                                         2010/2025
                                                                        The Sports' Authority 2007/2037
                                                                        Circuit City 2020/2040
                                                                        Marshalls 2014/2034

BTS Boonton   Boonton             2006 (A)   62,908   100%                            1,248,494      19.85


 Pennsylvania

Abington TowneAbington                                                  TJ Maxx
 Center                           1998 (A)  216,355    99%               2010/2020      940,514      16.48
                                                                        Target (not
                                                                         owned)
NORTHEASTERN PENNSYLVANIA REGION
----------------------------------------------------

 Pennsylvania


Blackman PlazaWilkes-Barre                                              Kmart
                                  1968 (C)  121,341    92%               2009/2049      282,374       2.52

Bradford TowneTowanda                                        P&C Foods  Kmart
 Centre                                                       (Penn      2019/2069
                                                              Traffic)
                                  1993 (C)  256,939    91%    2014/2024               1,511,220       6.45


Greenridge    Scranton                                       Giant Food (Ahold)
 Plaza                            1986 (C)  191,755    78%    2021/2051                 965,755       6.43

Luzerne StreetScranton                                                  Eckerd Drug
 Shopping                                                                2009/2019
 Center                           1983 (A)   58,035    88%                              301,538       5.92

Mark Plaza    Edwardsville                                   Redner's   Kmart
                                                              Markets    2009/2049
                                  1968 (C)  216,047    97%    2018/2028               1,088,303       5.20

Pittston PlazaPittston                                       Redner's   Eckerd Drugs
                                                              Market     2006/2016
                                  1994 (C)   79,494    96%    2018/2028                 603,215       7.88

Plaza 422     Lebanon                                                   Home Depot
                                  1972 (C)  155,026    69%               2028/2058      444,020       4.14

Route 6 Mall  Honesdale                                      Weis       Kmart
                                                              Markets    2020/2070
                                                              (not
                                  1994 (C)  175,505   100%    owned)                  1,110,003       6.32
                                          ----------                                -----------------------

                                          4,810,651                                 $47,263,718     $11.11
                                          ==========                                =======================


NEW YORK REGION
===============
JOINT VENTURE PROPERTIES
------------------------


   New York

Crossroads    White Plains                                   Waldbaum's Kmart
 Shopping                                                     (A&P)      2012/2032
 Center                              1998   310,644   100%    2007/2032              $6,112,285     $19.68
(49% JV interest)                                                       B. Dalton 2012/2017
                                                                        Modell's
                                                                         2009/2019

MID-ATLANTIC REGION
-------------------------------

   Delaware

Brandywine    Wilmington
 Town Center 1                    2003 (A)  775,932   100%                           12,403,880      15.99
(Brandywine JV)

Market Square Wilmington                                     Trader     TJ Maxx
 Shopping                                                     Joe's      2006/2016
 Center                                                       (specialty
                                  2003 (A)  102,762   100%    grocery)                2,174,080      21.16
(Brandywine JV)                                                           2013/2028


MIDWEST REGION
-------------------------------

     Ohio

Amherst       Cleveland                                      Giant Eagle 2021/2041
 Marketplace                      2002 (A)   79,937   100%                              830,115      10.38
(Fund I)

Granville     Columbus                                                  Lifestyle
 Centre                                                                  Family
                                                                         Fitness
                                  2002 (A)  134,997    44%               2017/2027      638,404      10.76
(Fund I)

Sheffield     Cleveland                                      Giant Eagle 2022/2042
 Crossing                         2002 (A)  112,534    94%                            1,118,641      10.54
(Fund I)

VARIOUS REGIONS
-------------------------------

Kroger/Safewayvarious                                        25 Kroger and Safeway
 Portfolio                        2003 (A)1,018,100   100%    supermarkets            8,013,583       7.87
(Fund I)                                                      2009/2049

JV REDEVELOPMENTS
-------------------------------

   Michigan

Sterling      Detroit                                                   Burlington
 Heights                                                                 Coat
 Shopping                                                                Factory
 Center                           2004 (A)  154,838    55%               2024/--        426,834       5.02
(Fund I)
   New York

Tarrytown     Westchester                                               Walgreen's
 Shopping                                                                Drug 2080
 Center                           2004 (A)   35,291    85%                              903,128      30.07
(Fund I)
400 East      Bronx                                                     Sears
 Fordham Road                     2004 (A)  117,355   100%               2007/--        645,915       5.50
(Fund II)
161st Street  Bronx               2005 (A)  223,611   100%                            3,872,275      17.32
(Fund II)
Sherman AvenueManhattan           2005 (A)  134,773   100%                            1,960,291      14.55
(Fund II)
Pelham Manor  Westchester/Bronx
 Shopping
 Plaza                            2004 (A)  398,775    47%                            1,144,375       6.09
(Fund II)

South Carolina

Hitchcock     Aiken
 Plaza                            2004 (A)  233,886    25%                              374,490       6.52
(Fund I)
Pine Log PlazaAiken                                                     Farmers
                                                                         Furniture
                                  2004 (A)   35,064     0%               2009                 -          -
(Fund I)
   Virginia

Haygood       Virginia Beach                                            Eckerd Drug
 Shopping                                                                2009/--
 Center                           2004 (A)  153,941    49%                              937,149      12.40
                                          ----------                                -----------------------
(Fund I)

                                          4,022,440                                 $41,555,445     $12.35
                                          ==========                                =======================

1 Does not include 150,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.


QUARTERLY SUPPLEMENTAL DISCLOSURE
 March 31, 2006

Retail Properties by Region
----------------

                                                                                                        Annualized Base Rent
                     Gross Leasable Area        Occupancy                  Annualized Base Rent        per Occupied Square
                                                                                                                Foot
                ------------------------------------------------------------------------------------------------------------
 Wholly-Owned Properties
----------------
                Anchors 1   Shops     Total   Anchors Shops  Total   Anchors      Shops       Total    Anchors Shops Totals
                ------------------------------------------------------------------------------------------------------------

New York Region   351,202   383,109   734,311 100.00% 91.73% 95.68% $6,760,316  $7,822,948 $14,583,264 $19.25 $22.26 $20.76
  New England     896,669   298,853 1,195,522  98.86% 90.66% 96.81%  6,646,269   3,074,274   9,720,543   8.42  11.35   9.17
    Midwest       392,214   332,224   724,438  99.62% 83.22% 92.10%  3,335,406   4,989,761   8,325,167   8.54  18.05  12.48
  Mid-Atlantic    613,616   288,622   902,238 100.00% 86.78% 95.77%  4,251,873   4,076,443   8,328,316   9.32  16.28  11.79
 Northeastern
  Pennsylvania    954,285   299,857 1,254,142  91.64% 80.52% 88.98%  4,244,939   2,061,489   6,306,428   4.85   8.54   5.65
                ------------------------------------------------------------------------------------------------------------

 Total Wholly-Owned
   Properties   3,207,986 1,602,665 4,810,651  97.15% 86.78% 93.69%$25,238,803 $22,024,915 $47,263,718  $8.82 $15.84 $11.11
                ------------------------------------------------------------------------------------------------------------

 Joint Venture Properties
----------------
   Operating
   Midwest 2      236,443    91,025   327,468  76.70% 70.43% 74.96% $1,959,074    $628,086  $2,587,160 $10.80  $9.80 $10.54
 Mid-Atlantic3    814,982    63,712   878,694 100.00%100.00%100.00% 12,430,186   2,147,774  14,577,960  15.25  33.71  16.59
New York Region
        4         200,181   110,463   310,644 100.00%100.00%100.00%  2,261,352   3,850,933   6,112,285  11.30  34.86  19.68
    Various
 (Kroger/Safeway
  Portfolio) 5  1,018,100         - 1,018,100 100.00%  0.00%100.00%  8,013,583           -   8,013,583   7.87      -   7.87
                ------------------------------------------------------------------------------------------------------------
    Total -
   Operating
   Properties   2,269,706   265,200 2,534,906  97.57% 89.85% 96.76% 24,664,195   6,626,793  31,290,988  11.14  27.81  12.76
                ------------------------------------------------------------------------------------------------------------

JV Redevelopment
   Properties
   Mid West 6      90,400    64,438   154,838  77.88% 22.70% 54.92%    281,600     145,234     426,834   4.00   9.93   5.02
 Mid-Atlantic 6   237,839   185,052   422,891   4.74% 65.80% 31.46%     28,500   1,283,139   1,311,639   2.53  10.54   9.86
New York Region
        7         388,307   521,498   909,805 100.00% 58.59% 76.26%  5,044,975   3,481,009   8,525,984  12.99  11.39  12.29
                ------------------------------------------------------------------------------------------------------------
    Total -
 Redevelopment
   Properties     716,546   770,988 1,487,534  65.59% 57.32% 61.30%  5,355,075   4,909,382  10,264,457  11.39  11.11  11.26
                ------------------------------------------------------------------------------------------------------------
  Total Joint
    Venture
   Properties   2,986,252 1,036,188 4,022,440  89.90% 65.65% 83.65%$30,019,270 $11,536,175 $41,555,445 $11.18 $16.96 $12.35
                ============================================================================================================



General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

1 Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
2    The Company has a 22% interest in Fund I which owns these properties.
3 Does not include approximately 150,000 square feet of new space in Phase II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased. On January 4, 2006, the Brandywine portfolio was recapitalized through the conversion of the 77.8% interest previously held by the institutional investors in Fund I to GDC Properties. Acadia has retained its existing 22.2% interest.
4 The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.
5 The Company has a 22% interest in Fund I which has a 75% interest in this portfolio.
6 The Company has a 22% interest in Fund I which owns 50% of these properties.
7 The Company has a 22% interest in Fund I which owns 50% of the Tarrytown Shopping Center and a 20% interest in Fund II which owns 97% of 400 East Fordham Road, Pelham Manor Shopping Plaza, Sherman Ave and 161st St.


             QUARTERLY SUPPLEMENTAL DISCLOSURE
               March 31, 2006


            Retail Properties by State - Summary
------------------------------------------------------------
          Wholly-Owned Properties           OwnershipPercentNumber of
                                                        of
-------------------------------------------- base  properties % rent 1
                                            --------------------------

Connecticut                                    100.0%   4.6%        2
Illinois                                       100.0%   3.5%        2
Indiana                                        100.0%   4.5%        1
Massachusetts                                  100.0%   4.1%        2
Michigan                                       100.0%   3.9%        1
New Jersey                                     100.0%  18.7%        4
New York                                       100.0%  20.5%        7
Ohio                                           100.0%   2.6%        1
Pennsylvania                                   100.0%  12.7%        9
Rhode Island                                   100.0%   4.2%        1
Vermont                                        100.0%   3.2%        1

      Total - Wholly-Owned Properties                  82.6%       31
                                                     -----------------

          Joint Venture Properties
--------------------------------------------
Operating Properties
Ohio 4                                          22.2%   1.0%        3
Delaware 5                                      22.2%   5.7%        2
New York 6                                      49.0%   5.2%        1
Various (Kroger/Safeway Portfolio) 3            16.5%   2.3%       25
                                                     -------
        Total - Operating Properties                   14.2%
                                                     -------

JV Redevelopment Properties
Michigan 7                                      11.1%   0.1%        1
New York 7                                   Various    1.4%        5
South Carolina 7                                11.1%   0.1%        2
Virginia 7                                      11.1%   0.2%        1
                                                     -----------------
       Total-Redevelopment Properties                   1.8%
                                                     -------

       Total Joint Venture Properties                  16.1%       40
                                                     -----------------

                                                       98.7%       71
                                                     =================
                --------------------------------------------------------------------------------------------------------------------

                                    Gross Leasable Area                      Occupancy                  Annualized Base Rent

                --------------------------------------------------------------------------------------------------------------------
 Wholly-Owned                  Number of
   Properties
----------------
                               Anchors 2                 Shops     Total   Anchors Shops  Total   Anchors      Shops       Total
                --------------------------------------------------------------------------------------------------------------------

Connecticut             179,993    43,139   223,132 100.00% 64.40% 93.12% $2,172,144    $449,824  $2,621,968 $26.27 $16.19 $23.73
Illinois                 51,692    66,463   118,155 100.00% 98.50% 99.16%    225,436   1,768,753   1,994,189   4.36  27.02  17.02
Indiana                 145,266    90,412   235,678 100.00% 84.50% 94.05%  1,318,902   1,259,140   2,578,042   9.08  16.48  11.63
Massachusetts           287,223    61,156   348,379  96.44% 90.77% 95.44%  1,855,550     517,871   2,373,421   6.70   9.33   7.14
Michigan                126,960    87,906   214,866  98.83% 89.70% 95.09%    988,349   1,258,711   2,247,060   7.88  15.96  11.00
New Jersey              491,610   343,358   834,968 100.00% 88.47% 95.26%  5,372,333   5,337,493  10,709,826  10.93  17.57  13.46
New York                522,969   301,249   824,218 100.00% 90.50% 96.53%  5,735,199   6,004,562  11,739,761  10.97  22.02  14.76
Ohio                     68,296    87,443   155,739 100.00% 63.78% 79.66%    802,719     703,157   1,505,876  11.75  12.61  12.14
Pennsylvania          1,138,901   331,596 1,470,497  93.00% 81.88% 90.49%  4,514,939   2,732,003   7,246,942   5.01  10.06   6.18
Rhode Island            121,892   161,343   283,235 100.00% 97.58% 98.62%    935,920   1,493,796   2,429,716   7.68   9.49   8.70
Vermont                  73,184    28,600   101,784 100.00% 89.45% 97.04%  1,317,312     499,605   1,816,917  18.00  19.53  18.40
                ------------------------------------------------------------------------------------------------------------------
Total - Wholly-
     Owned
   Properties         3,207,986 1,602,665 4,810,651  97.15% 86.78% 93.69%$25,238,803 $22,024,915 $47,263,718  $8.82 $15.84 $11.11
                ------------------------------------------------------------------------------------------------------------------

 Joint Venture Properties
----------------
Operating
 Properties
Ohio 4                  236,443    91,025   327,468  76.70% 70.43% 74.96% $1,959,074    $628,086  $2,587,160 $10.80  $9.80 $10.54
Delaware 5              814,982    63,712   878,694 100.00%100.00%100.00% 12,430,186   2,147,774  14,577,960  15.25  33.71  16.59
New York 6              200,181   110,463   310,644 100.00%100.00%100.00%  2,261,352   3,850,933   6,112,285  11.30  34.86  19.68
Various
 (Kroger/Safeway
 Portfolio) 3         1,018,100         - 1,018,100 100.00%  0.00%100.00%  8,013,583           -   8,013,583   7.87      -   7.87
                ------------------------------------------------------------------------------------------------------------------
    Total -
   Operating
   Properties         2,269,706   265,200 2,534,906  97.57% 89.85% 96.76% 24,664,195   6,626,793  31,290,988  11.14  27.81  12.76
                ------------------------------------------------------------------------------------------------------------------

JV Redevelopment
 Properties
Michigan 7               90,400    64,438   154,838  77.88% 22.70% 54.92%    281,600     145,234     426,834   4.00   9.93   5.02
New York 7              388,307   521,498   909,805 100.00% 58.59% 76.26%  5,044,975   3,481,009   8,525,984  12.99  11.39  12.29
South Carolina 7        158,959   109,991   268,950   0.00% 52.24% 21.36%          -     374,490     374,490      -   6.52   6.52
Virginia 7               78,880    75,061   153,941  14.30% 85.68% 49.10%     28,500     908,649     937,149   2.53  14.13  12.40
                ------------------------------------------------------------------------------------------------------------------
     Total-
 Redevelopment
   Properties           716,546   770,988 1,487,534  65.59% 57.32% 61.30%  5,355,075   4,909,382  10,264,457  11.39  11.11  11.26
                ------------------------------------------------------------------------------------------------------------------
  Total Joint Venture
   Properties         2,986,252 1,036,188 4,022,440  89.90% 65.65% 83.65%$30,019,270 $11,536,175 $41,555,445 $11.18 $16.96 $12.35
                ====================================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

1 The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.
2 Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
3 The Company has a 22% interest in Fund I which has a 75% interest in this portfolio.
4    The Company has a 22% interest in Fund I which owns these properties.
5 Does not include approximately 150,000 square feet of new space in Phase II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased. On January 4, 2006, the Brandywine portfolio was recapitalized through the conversion of the 77.8% interest previously held by the institutional investors in Fund I to GDC Properties. Acadia has retained its existing 22.2% interest.
6 The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.
7 The Company has a 22% interest in Fund I which owns 50% of the Tarrytown Shopping Center and a 20% interest in Fund II which owns 97% of 400 East Fordham Road, Sherman Ave., 161st St. and Pelham Manor Shopping Plaza.


QUARTERLY SUPPLEMENTAL DISCLOSURE
March 31, 2006

   Retail Properties - Detail
--------------


              ------------------------------------------------------------------------------------------------------------
                                                                                                     Annualized Base Rent
                   Gross Leasable Area        Occupancy            Annualized Base Rent              per Occupied Square
                                                                                                              Foot
              ------------------------------------------------------------------------------------------------------------
               Anchors    Shops     Total   Anchors Shops  Total   Anchors      Shops       Total    Anchors Shops  Total
              ------------------------------------------------------------------------------------------------------------
WHOLLY-OWNED
 PROPERTIES:

  New York
    Region
--------------

Connecticut
--------------
239 Greenwich
 Avenue 1        16,834         -    16,834 100.00%     - 100.00% $1,235,144          $-  $1,235,144 $73.37     $- $73.37
              ------------------------------------------------------------------------------------------------------------

New Jersey
--------------
Elmwood Park
 Shopping
 Center          62,610    86,475   149,085 100.00% 96.44% 97.94%  1,390,460   1,931,564   3,322,024  22.21  23.16  22.75
              ------------------------------------------------------------------------------------------------------------

New York
--------------
Soundview
 Marketplace8    73,500   110,315   183,815 100.00% 87.42% 92.45%  1,248,850   1,555,087   2,803,937  16.99  16.12  16.50
Village
 Commons
 Shopping
 Center          25,192    62,189    87,381 100.00% 94.37% 95.99%    428,213   1,599,139   2,027,352  17.00  27.25  24.17
Branch Plaza     74,050    51,674   125,724 100.00%100.00%100.00%  1,093,369   1,317,400   2,410,769  14.77  25.49  19.18
Amboy Road       46,964    13,116    60,080 100.00% 81.71% 96.01%  1,012,015     405,664   1,417,679  21.55  37.86  24.58
Bartow Avenue
 2                    -    14,694    14,694   0.00% 51.00% 51.00%          -     222,600     222,600      -  29.70  29.70
Pacesetter
 Park Shopping
 Center          52,052    44,646    96,698 100.00% 96.35% 98.31%    352,265     791,494   1,143,759   6.77  18.40  12.03
              ------------------------------------------------------------------------------------------------------------
 Total - New
     York       271,758   296,634   568,392 100.00% 90.36% 94.97%  4,134,712   5,891,384  10,026,096  15.21  21.98  18.57
              ------------------------------------------------------------------------------------------------------------

 Total - New
  York Region   351,202   383,109   734,311 100.00% 91.73% 95.68%  6,760,316   7,822,948  14,583,264  19.25  22.26  20.76
              ------------------------------------------------------------------------------------------------------------

 New England
--------------

Connecticut
--------------
Town Line
 Plaza 3        163,159    43,139   206,298 100.00% 64.40% 92.56%    937,000     449,824   1,386,824  14.23  16.19  14.81
              ------------------------------------------------------------------------------------------------------------

Massachusetts
--------------
Methuen
 Shopping
 Center         130,238         -   130,238  92.14%     -  92.14%    736,464           -     736,464   6.14      -   6.14
Crescent Plaza  156,985    61,156   218,141 100.00% 90.77% 97.41%  1,119,086     517,871   1,636,957   7.13   9.33   7.70
              ------------------------------------------------------------------------------------------------------------
   Total -
 Massachusetts  287,223    61,156   348,379  96.44% 90.77% 95.44%  1,855,550     517,871   2,373,421   6.70   9.33   7.14
              ------------------------------------------------------------------------------------------------------------

New York
--------------
New Loudon
 Center         251,211     4,615   255,826 100.00%100.00%100.00%  1,600,487     113,178   1,713,665   6.37  24.52   6.70
              ------------------------------------------------------------------------------------------------------------

Rhode Island
--------------
Walnut Hill
 Plaza          121,892   161,343   283,235 100.00% 97.58% 98.62%    935,920   1,493,796   2,429,716   7.68   9.49   8.70
              ------------------------------------------------------------------------------------------------------------

Vermont
--------------
The Gateway
 Shopping
 Center          73,184    28,600   101,784 100.00% 89.45% 97.04%  1,317,312     499,605   1,816,917  18.00  19.53  18.40
              ------------------------------------------------------------------------------------------------------------

 Total - New
   England
    Region      896,669   298,853 1,195,522  98.86% 90.66% 96.81%  6,646,269   3,074,274   9,720,543   8.42  11.35   9.17
              ------------------------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

1 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.
2 The redevelopment of Bartow Avenue was completed during 2005. The Company is currently negotiating with prospective tenants related to the leasing of the the remaining newly redeveloped space.
3 Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.


WHOLLY-OWNED PROPERTIES
 (continued):

   Midwest
--------------
Illinois
--------------
Hobson West
 Plaza           51,692    47,198    98,890 100.00% 97.89% 98.99%   $225,436    $980,049  $1,205,485  $4.36 $21.21 $12.31
Clark-Diversey        -    19,265    19,265   0.00%100.00%100.00%          -     788,704     788,704      -  40.94  40.94
              ------------------------------------------------------------------------------------------------------------
   Total -
   Illinois      51,692    66,463   118,155 100.00% 98.50% 99.16%    225,436   1,768,753   1,994,189   4.36  27.02  17.02
              ------------------------------------------------------------------------------------------------------------

Indiana
--------------
Merrillville
 Plaza          145,266    90,412   235,678 100.00% 84.50% 94.05%  1,318,902   1,259,140   2,578,042   9.08  16.48  11.63

Michigan
--------------
Bloomfield
 Towne Square   126,960    87,906   214,866  98.83% 89.70% 95.09%    988,349   1,258,711   2,247,060   7.88  15.96  11.00

Ohio
--------------
Mad River
 Station 1       68,296    87,443   155,739 100.00% 63.78% 79.66%    802,719     703,157   1,505,876  11.75  12.61  12.14
              ------------------------------------------------------------------------------------------------------------

   Total -
   Midwest
    Region      392,214   332,224   724,438  99.62% 83.22% 92.10%  3,335,406   4,989,761   8,325,167   8.54  18.05  12.48
              ------------------------------------------------------------------------------------------------------------

 Mid-Atlantic
--------------

New Jersey
--------------
Marketplace of
 Absecon         58,031    47,066   105,097 100.00% 92.28% 96.54%    984,014     673,596   1,657,610  16.96  15.51  16.34
Ledgewood Mall  370,969   146,909   517,878 100.00% 77.63% 93.65%  2,997,859   1,483,839   4,481,698   8.08  13.01   9.24
BTS Boonton
 LLC                  -    62,908    62,908   0.00%100.00%100.00%          -   1,248,494   1,248,494         19.85  19.85
              ------------------------------------------------------------------------------------------------------------
 Total - New
    Jersey      429,000   256,883   685,883 100.00% 85.79% 94.68%  3,981,873   3,405,929   7,387,802   9.28  15.45  11.38
              ------------------------------------------------------------------------------------------------------------

Pennsylvania
--------------

Abington Towne
 Center 2       184,616    31,739   216,355 100.00% 94.75% 99.23%    270,000     670,514     940,514  10.00  22.30  16.48
              ------------------------------------------------------------------------------------------------------------

 Total - Mid-
   Atlantic
    Region      613,616   288,622   902,238 100.00% 86.78% 95.77%  4,251,873   4,076,443   8,328,316   9.32  16.28  11.79
              ------------------------------------------------------------------------------------------------------------

Northeastern
 Pennsylvania
--------------

Pennsylvania
--------------
Blackman Plaza  111,956     9,385   121,341 100.00%     -  92.27%    264,374      18,000     282,374   2.36      -   2.52
Bradford Towne
 Centre8        180,919    76,020   256,939 100.00% 70.11% 91.16%  1,102,616     408,604   1,511,220   6.09   7.67   6.45
Greenridge
 Plaza          101,060    90,695   191,755  61.44% 97.23% 78.37%    279,405     686,350     965,755   4.50   7.78   6.43
Luzerne Street
 Shopping
 Center          43,663    14,372    58,035 100.00% 50.49% 87.74%    223,652      77,886     301,538   5.12  10.73   5.92
Mark Plaza      157,595    58,452   216,047 100.00% 88.45% 96.88%    652,095     436,208   1,088,303   4.14   8.44   5.20
Pittston Plaza   67,568    11,926    79,494 100.00% 75.55% 96.33%    508,926      94,289     603,215   7.53  10.46   7.88
Plaza 422       145,026    10,000   155,026  71.88% 30.00% 69.18%    407,520      36,500     444,020   3.91  12.17   4.14
Route 6 Plaza   146,498    29,007   175,505 100.00%100.00%100.00%    806,351     303,652   1,110,003   5.50  10.47   6.32
              ------------------------------------------------------------------------------------------------------------
   Total -
 Pennsylvania   954,285   299,857 1,254,142  91.64% 80.52% 88.98%  4,244,939   2,061,489   6,306,428   4.85   8.54   5.65
              ------------------------------------------------------------------------------------------------------------

   Total -
 Northeastern
 Pennsylvania
    Region      954,285   299,857 1,254,142  91.64% 80.52% 88.98%  4,244,939   2,061,489   6,306,428   4.85   8.54   5.65
              ------------------------------------------------------------------------------------------------------------

TOTAL WHOLLY-
    OWNED
  PROPERTIES  3,207,986 1,602,665 4,810,651  97.15% 86.78% 93.69%$25,238,803 $22,024,915 $47,263,718  $8.82 $15.84 $11.11

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

1    The GLA for this property includes 28,205 square feet of office space.

2 Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.


JOINT VENTURE
 PROPERTIES:

   Midwest
--------------

Ohio
--------------

Amherst
 Marketplace
 1               76,737     3,200    79,937 100.00%100.00%100.00%   $795,711     $34,404    $830,115 $10.37 $10.75 $10.38
Granville
 Centre  1       90,047    44,950   134,997  38.81% 54.27% 43.96%    402,085     236,319     638,404  11.50   9.69  10.76
Sheffield
 Crossing  1     69,659    42,875   112,534 100.00% 85.17% 94.35%    761,278     357,363   1,118,641  10.93   9.79  10.54
              ------------------------------------------------------------------------------------------------------------
 Total - Ohio   236,443    91,025   327,468  76.70% 70.43% 74.96%  1,959,074     628,086   2,587,160  10.80   9.80  10.54
              ------------------------------------------------------------------------------------------------------------

 Mid-Atlantic
--------------

Delaware
--------------
Brandywine
 Town Center
 2              775,932         -   775,932 100.00%     - 100.00% 11,883,630     520,250  12,403,880  15.32      -  15.99
Acadia Market
 Square LLC  2   39,050    63,712   102,762 100.00%100.00%100.00%    546,556   1,627,524   2,174,080  14.00  25.55  21.16
              ------------------------------------------------------------------------------------------------------------
   Total -
   Delaware     814,982    63,712   878,694 100.00%100.00%100.00% 12,430,186   2,147,774  14,577,960  15.25  33.71  16.59
              ------------------------------------------------------------------------------------------------------------

 New York Region
--------------
New York
--------------

Crossroads
 Shopping
 Center  3      200,181   110,463   310,644 100.00%100.00%100.00%  2,261,352   3,850,933   6,112,285  11.30  34.86  19.68
              ------------------------------------------------------------------------------------------------------------

   Various Regions
--------------
Kroger/Safeway
 Portfolio (25
 Properties)
 4            1,018,100         - 1,018,100 100.00%     - 100.00%  8,013,583           -   8,013,583   7.87      -   7.87
              ------------------------------------------------------------------------------------------------------------

   Total -
  Operating
  Properties  2,269,706   265,200 2,534,906  97.57% 89.85% 96.76% 24,664,195   6,626,793  31,290,988  11.14  27.81  12.76

Redevelopment
  properties
              ------------------------------------------------------------------------------------------------------------
Sterling
 Heights
 Shopping
 Center
 (Michigan)  5   90,400    64,438   154,838  77.88% 22.70% 54.92%    281,600     145,234     426,834   4.00   9.93   5.02
400 East
 Fordham Road
 (New York)  6  100,703    16,652   117,355 100.00%100.00%100.00%    275,000     370,915     645,915   2.73  22.27   5.50
Pelham Manor
 Shopping
 Plaza (New
 York)  7             -   398,775   398,775      -  47.16% 47.16%          -   1,144,375   1,144,375      -   6.09   6.09
Sherman Avenue
 (New York) 6   134,773         -   134,773 100.00%     - 100.00%  1,960,291           -   1,960,291  14.55      -  14.55
Tarrytown
 Shopping
 Center (New
 York)  5        15,497    19,794    35,291 100.00% 73.44% 85.10%    475,000     428,128     903,128  30.65  29.45  30.07
161st Street
 (New York) 6   137,334    86,277   223,611 100.00%100.00%100.00%  2,334,684   1,537,591   3,872,275  17.00  17.82  17.32
Hitchcock
 Plaza (South
 Carolina)  5   135,775    98,111   233,886   0.00% 58.56% 24.56%          -     374,490     374,490      -   6.52   6.52
Pine Log Plaza
 (South
 Carolina)  5    23,184    11,880    35,064   0.00%  0.00%  0.00%          -           -           -      -      -      -
Haygood
 Shopping
 Center
 (Virginia)  5   78,880    75,061   153,941  14.30% 85.68% 49.10%     28,500     908,649     937,149   2.53  14.13  12.40
              ------------------------------------------------------------------------------------------------------------

   Total -
 Redevelopment
  Properties    716,546   770,988 1,487,534  65.59% 57.32% 61.30%  5,355,075   4,909,382  10,264,457  11.39  11.11  11.26
              ------------------------------------------------------------------------------------------------------------

Total - Joint
 Venture
 Properties   2,986,252 1,036,188 4,022,440  89.90% 65.65% 83.65%$30,019,270 $11,536,175 $41,555,445 $11.18 $16.96 $12.35
              ============================================================================================================

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.

1    The Company has a 22% interest in Fund I which owns the property.

2 Does not include approximately 150,000 square feet of new space in Phase II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased. On January 4, 2006, the Brandywine portfolio was recapitalized through the conversion of the 77.8% interest previously held by the institutional investors in Fund I to GDC Properties. Acadia has retained its existing 22.2% interest.

3 The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

4 This represents a portfolio of 25 triple-net, anchor-only leases with Kroger and Safeway supermarkets.

5    The Company has a 22% interest in Fund I which owns 50% the property.

6    The Company has a 20% interest in Fund II which owns 97% the property.

7 The Company has a 20% interest in Fund II which owns 97% the property. The redevelopment plan contemplates the demolition of the current industrial/warehouse buildings and the construction of a retail center.

8 Soundview Marketplace and Bradford Town Center are currently being marketed for sale.


       QUARTERLY SUPPLEMENTAL DISCLOSURE
      March 31, 2006

                                                       Year-to-Date       3 months ended          Year ended
                 Leasing Production         Notes:    March 31, 2006      March 31, 2006      December 31, 2005
           -------------------------------           -----------------   -----------------   --------------------


           New leases                              1
           Number of new leases commencing                          1                   1                     28
           GLA                                                  3,629               3,629                219,770
           New base rent                                       $25.00              $25.00                 $11.20
           Previous base rent (and
            percentage rent)                                   $20.00              $20.00                 $11.71
           Percentage growth in base rent                        25.0%               25.0%                  -4.3%
           Average cost per square foot                        $20.00              $20.00                 $11.57

           Renewal leases
           Number of renewal leases
            commencing                                             15                  15                     52
           GLA expiring                                       109,474             109,474                348,354
           Renewal percentage                      2               83%                 83%                    70%
           New base rent                                       $12.01              $12.01                 $12.14
           Expiring base rent (and
            percentage rent)                                   $11.17              $11.17                 $10.86
           Percentage growth in base rent                         7.5%                7.5%                  11.8%
           Average cost per square foot                         $0.00               $0.00                  $0.00

           Total new and renewal Leases
           Number of new and renewal leases
            commencing                                             16                  16                     80
           GLA commencing                                      94,492              94,492                462,975
           New base rent                                       $12.51              $12.51                 $11.69
           Expiring base rent (and
            percentage rent)                                   $11.51              $11.51                 $11.26
           Percentage growth in base rent          2              8.7%                8.7%                   3.8%
           Average cost per square foot                         $0.77               $0.77                  $5.49

                                                     -----------------   -----------------


1 Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.

2 Rent is presented on a cash basis. Rents have not been averaged over terms. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is initially paid at commencement.


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                 March 31, 2006


                  Top Tenants - Ranked by Annualized Base Rent

  (Combined basis - Includes pro-rata share of GLA and rent for JV properties)

                                                                                                 Percentage of Total
                                         Wholly-Owned      Joint Ventures 2       Combined         Represented by
                                                                                                    Retail Tenant
                                     -------------------------------------------------------------------------------
                                                                                                                             Average
                                Number of                                                                                     Gross
             Retail        stores in   Total   Annualized  Total  Annualized  Total   Annualized   Total  AnnualizedAverageOccupancy
                                                   Base              Base                 Base               Base
Ranking      Tenant        combined     GLA      Rent 1     GLA     Rent 1     GLA      Rent 1   Portfolio  Rent 3   Sales   Cost 4
                           portfolio                                                               GLA 3              (per
                                                                                                                      sq.
                                                                                                                      ft.)
------------------------------------------------------------------------------------------------------------------------------------

     1 Albertson's                 4   220,625 $3,012,896       -        $-   220,625 $3,012,896      3.7%      5.1%
         -- Shaw's                 3   175,801  2,358,192       -         -   175,801  2,358,192      3.0%      4.0%    475     2.8%
         -- Acme                   1    44,824    654,704       -         -    44,824    654,704      0.8%      1.1%    294     5.5%

     2 Sears                       7   485,111  1,829,484  67,482   326,963   552,593  2,156,447      9.4%      3.7%
         -- Kmart                  5   424,411  1,571,484  49,355   277,463   473,766  1,848,947      8.0%      3.2%    166     3.7%
         -- Sears                  2    60,700    258,000  18,127    49,500    78,827    307,500      1.3%      0.5%    231     1.8%

     3 T.J. Maxx                  10   289,427  2,051,182   6,972    81,261   296,399  2,132,443      5.0%      3.6%
         -- T.J. Maxx              4    88,200    726,300   6,972    81,261    95,172    807,561      1.6%      1.4%    281     4.3%
         -- Marshalls              3   102,781    731,494       -         -   102,781    731,494      1.7%      1.2%    178     5.7%
         -- A.J. Wright's          2    58,800    286,131       -         -    58,800    286,131      1.0%      0.5%    144     5.8%
         -- Homegoods              1    39,646    307,257       -         -    39,646    307,257      0.7%      0.5%    146     6.8%

     4 A&P (Waldbaum's)            2   100,266  1,666,284  18,722   246,960   118,988  1,913,244      2.0%      3.3%
         -- Waldbaum's             3   100,266  1,666,284  18,722   246,960   118,988  1,913,244      2.0%      3.3%    348     5.8%


     5 Ahold                       3   180,001  1,568,670       -         -   180,001  1,568,670      3.1%      2.7%
         -- Stop and Shop          2   117,911  1,289,265       -         -   117,911  1,289,265      2.0%      2.2%    346     3.6%
         -- Giant                  1    62,090    279,405       -         -    62,090    279,405      1.1%      0.5%      -       -

     6 Wal-Mart                    2   210,114  1,515,409       -         -   210,114  1,515,409      3.6%      2.6%    336     3.2%

     7 Brook's Drug                7    81,300  1,075,494       -         -    81,300  1,075,494      1.4%      1.8%
         -- Eckerd's               7    81,300  1,075,494       -         -    81,300  1,075,494      1.4%      1.8%    442     4.6%

     8 Home Depot                  2   211,003  1,009,646       -         -   211,003  1,009,646      3.6%      1.7%      -       -

     9 Pathmark                    1    47,773    955,460       -         -    47,773    955,460      0.8%      1.6%      -       -

       Redner's
    10  Supermarket                2   111,739    875,912       -         -   111,739    875,912      1.9%      1.5%    250     4.0%

       Restoration
    11  Hardware                   1     9,220    697,200       -         -     9,220    697,200      0.2%      1.2%    249    32.6%
    12 Kroger 5                   13         -          - 156,069 1,137,042   156,069  1,137,042      2.6%      1.9%      -       -
    13 Safeway 6                  13         -          - 132,409 1,133,607   132,409  1,133,607      2.2%      1.9%      -       -
    14 Price Chopper               1    77,450    804,059       -         -    77,450    804,059      1.3%      1.4%    672     1.9%
    15 Clearview Cinema            1    25,400    686,250       -         -    25,400    686,250      0.4%      1.2%      -       -
       Federated
        Department Stores
    16  (Macy's)                   1    73,349    651,245       -         -    73,349    651,245      1.2%      1.1%    205     6.2%
    17 JC Penney                   2    72,580    591,747       -         -    72,580    591,747      1.2%      1.0%    182     5.9%
    18 Walgreen's                  2    23,904    589,088       -         -    23,904    589,088      0.4%      1.0%    342     8.8%
    19 King Kullen Grocery         1    48,100    562,600       -         -    48,100    562,600      0.8%      1.0%    548     2.7%
    20 Payless Shoes              11    36,076    557,570   1,524    43,273    37,600    600,843      0.6%      1.0%      -       -
                          ------------------------------------------------------------------------------------------

              Total               86 2,303,438 20,700,196 383,178 2,969,106 2,686,616 23,669,302        0         0
                          ==========================================================================================

1 Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.
2 Includes Funds I, II, Crossroads Shopping Center and Brandywine joint ventures. The above amounts represent the Company's pro-rata share of square footage and rent.
3 Represents total GLA and annualized base rent for the Company's retail properties including its pro-rata share of joint venture properties.
4 Occupancy cost = Gross rents (base rent, percentage rent and expense reimbursements) divided by sales. * indicates not all locations are required to report sales. Amount is left blank if the tenant is not required to report sales at any of the locations.
5 Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location.
6 Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location.


             QUARTERLY SUPPLEMENTAL DISCLOSURE
                  March 31, 2006

                  Anchor Detail

------------------------------------------------------------------------------------------------
                                                                 Annual   Annual
               Property/Tenant Name        Square     Lease       Base     Base
                 (Type of Center)         Footage  Expiration     Rent     Rent      Options
                                                                            PSF
------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned
-----------------------------------------

New York Region
-----------------------------------------

 Connecticut
 ----------------------------------------
  239 Greenwich Ave., Greenwich
         Coach                               4,541  1/31/2016     305,544  67.29 (1) 5 Year
         Restoration Hardware               12,293  4/30/2015     929,600  75.62 (2) 5 Years
                                         ----------           -------------------
                  Property total            16,834              1,235,144  73.37
                                         ----------           -------------------

 New Jersey
 ----------------------------------------
  Elmwood Park Shopping Center, Elmwood
   Park
         Walgreens                          14,837  5/31/2022     435,000  29.32 (8) 5 Year
         Pathmark                           47,773 11/30/2017     955,460  20.00 (7) 5 Year
                                         ----------           -------------------
                  Property total            62,610              1,390,460  22.21
                                         ----------           -------------------

 New York
 ----------------------------------------
  Soundview Marketplace, Port Washington
         King Kullen                        48,100  9/26/2007    $562,600 $11.70 (7) 5 Year
         Clearview Cinema                   25,400  5/31/2010     686,250  27.02 (4) 5 Year
                                         ----------           -------------------
                  Property total            73,500              1,248,850  16.99
                                         ----------           -------------------

  Village Commons Shopping Center
         Daffy's                            16,125   1/7/2008     274,125  17.00 (4) 5 Year
         Walgreens                           9,067 12/31/2021     154,088  16.99              -
                                         ----------           -------------------
                  Property total            25,192                428,213  17.00
                                         ----------           -------------------

  Branch Plaza
         CVS                                11,050  5/31/2010     172,405  15.60              -
         A&P                                63,000 11/30/2013     920,964  14.62 (3) 5 Year
                                         ----------           -------------------
         Property Total:                    74,050              1,093,369  14.77
                                         ----------           -------------------

  Amboy Shopping Center
         Waldbaum's (A&P)                   37,266   7/6/2028     745,320  20.00              -
         Duane Reed                          9,698  8/31/2008     266,695  27.50 (2) 5 Year
                                         ----------           -------------------
                                            46,964              1,012,015  21.55
                                         ----------           -------------------
  Pacesetter Park Shopping Center, Pomona
         Stop & Shop (Ahold)                52,052  8/31/2020     352,265   6.77 (2) 10 Year
                                         ----------           -------------------
                  Property total            52,052                352,265   6.77
                                         ----------           -------------------


              Total: New York Region       351,202              6,760,316  19.25
                                         ----------           -------------------


Retail Anchor Properties- Wholly Owned (continued)
---------------------------------------------------

New England
-----------------------------------------

 Connecticut
 ----------------------------------------
  Town Line Plaza, Rocky Hill
         Wal*Mart 1                         97,300          -          $-     $- REA Agreement
         Super Stop & Shop (Ahold)          65,859 11/30/2023     937,000  14.23 (8) 5 Year
                                         ----------           -------------------
                  Property total           163,159                937,000  14.23
                                         ----------           -------------------

 Massachusetts
 ----------------------------------------
  Methuen Shopping Center, Methuen
         Demoulas Super Markets             30,460  1/31/2015     109,656   3.60 (1) 5 Year
         Wal*Mart                           89,544 10/23/2011     626,808   7.00 (8) 5 Year
                                         ----------           -------------------
                  Property total           120,004                736,464   6.14
                                         ----------           -------------------

  Crescent Plaza, Brockton
         Home Depot                        106,760 10/31/2021     602,126   5.64 (7) 5 Year
         Shaw's  (Albertsons)               50,225 12/31/2012     516,960  10.29 (6) 5 Year
                                         ----------           -------------------
                  Property total           156,985              1,119,086   7.13
                                         ----------           -------------------

 New York
 ----------------------------------------
  New Loudon Center, Latham
         Bon Ton                            65,365   2/1/2014     261,460   4.00 (4) 5 Year
         Marshalls (TJX)                    37,212  1/31/2014     158,151   4.25 (3) 5 Year
         Price Chopper                      77,450  5/31/2015     804,059  10.38 (4) 5 Year
         A.C. Moore                         21,520  4/30/2009     221,226  10.28 (3) 5 Year
         Raymours Furniture Co              49,664  4/30/2019     155,591   3.13 (3) 5 Year
                                         ----------           -------------------
                  Property total           251,211              1,600,487   6.37
                                         ----------           -------------------

 Rhode Island
 ----------------------------------------
  Walnut Hill Plaza, Woonsocket
         Sears                              60,700  8/31/2008     258,000   4.25 (5) 5 Year
         CVS                                 8,800  1/31/2009     154,000  17.50 (1) 5 Year
         Shaw's  (Albertsons)               52,392 12/31/2013     523,920  10.00 (3) 5 Year
                                         ----------           -------------------
                  Property total           121,892                935,920   7.68
                                         ----------           -------------------

 Vermont
 ----------------------------------------
  Gateway Shopping Center
         Shaw's (Albertsons)                                                     (5) 5 Yr. & (1)
                                            73,184  3/31/2024   1,317,312  18.00  4 Yr.
                                         ----------           -------------------
                  Property total            73,184              1,317,312  18.00
                                         ----------           -------------------

               Total : New England         886,435              6,646,269   8.42
                                         ----------           -------------------
Midwest
---------

 Illinois
 --------
  Hobson West Plaza, Naperville
         Bobak's Market and Restaurant      51,692 11/30/2007     225,436   4.36 (5) 5 Year
                                         ----------           -------------------
                  Property total            51,692                225,436   4.36
                                         ----------           -------------------
 Indiana
 ----------------------------------------
  Merrillville Plaza, Merrillville
         JC Penney                          50,000  1/31/2008     495,000   9.90 (2) 5 Year
         Officemax                          26,157  7/31/2008     222,335   8.50 (4) 5 Year
         Pier I                              9,143  1/31/2009     128,002  14.00              -
         David's Bridal                     13,266 11/19/2010     190,765  14.38 (2) 5 Year
         Toys R Us                          21,500  1/31/2014      87,500   4.07 (5) 5 Year
         TJ Maxx (TJX)                      25,200  1/31/2009     195,300   7.75 (1) 5 Year
                                         ----------           -------------------
                  Property total           145,266              1,318,902   9.08
                                         ----------           -------------------

1 This space is contiguous to the Company's property and is not owned by the Company.


Retail Anchor Properties- Wholly Owned
 (continued)
-----------------------------------------

 Michigan
 ----------------------------------------
  Bloomfield Town Square, Bloomfield
   Hills
         HomeGoods (TJX)                    39,646  5/31/2010     307,257   7.75 (3) 5 Year
         Officemax                          21,500  6/30/2010     193,500   9.00 (3) 5 Year
         Marshalls (TJX)                    28,324  9/30/2011     226,592   8.00 (3) 5 Year
         TJ Maxx (TJX)                      36,000  1/31/2009     261,000   7.25 (1) 5 Year
                                         ----------           -------------------
                  Property total           125,470                988,349   7.88
                                         ----------           -------------------

 Ohio
 --------
  Mad River Station, Dayton
         Babies 'R' Us                      33,147  2/28/2010     260,204   7.85 (2) 5 Year
         Pier I                             10,111  2/28/2010     227,037  22.45              -
         Office Depot                       25,038  8/31/2010     315,479  12.60              -
                                         ----------           -------------------
                  Property total            68,296                802,720  11.75
                                         ----------           -------------------

                  Total: Midwest           390,724              3,335,407   8.54
                                         ----------           -------------------

Mid-Atlantic
-----------------------------------------

 New Jersey
 ----------------------------------------
  Marketplace of Absecon, Absecon
         Eckerd Drug (Brook's)              13,207  8/30/2020     329,310  24.93 (4) 5 Year
         Acme Markets (Albertson)           44,824  4/30/2015     654,704  14.61 (8) 5 Year
                                         ----------           -------------------
                  Property total            58,031                984,014  16.96
                                         ----------           -------------------

  Ledgewood Mall, Ledgewood
         Circuit City                       33,294  1/31/2020     449,469  13.50 (4) 5 Year
         Ashley Furniture                   41,806 12/31/2010     212,793   5.09 (2) 5 Year
         Barnes & Noble                     12,500  1/31/2010     224,000  17.92 (5) 5 Year
         Marshalls (TJX)                    37,245  9/30/2014     346,751   9.31 (4) 5 Year
         The Sports Authority               52,205  5/31/2007     225,000   4.31 (6) 5 Year
         Macy's Department Store                                                 (3) 5 Year
          (Federated) 1                     73,349  1/31/2010     651,245   8.88
         Wal*Mart                          120,570  3/31/2019     888,601   7.37 (6) 5 Year
                                         ----------           -------------------
                  Property total           370,969              2,997,859   8.08
                                         ----------           -------------------

 Pennsylvania
 ----------------------------------------
  Abington Town Center, Abington
         TJ Maxx (TJX)                      27,000 11/30/2010    $270,000 $10.00 (2) 5 Year
         Target 1                                                                Condominium
                                           157,616          -           -      -  Agreement
                                         ----------           -------------------
                  Property total           184,616                270,000  10.00
                                         ----------           -------------------

               Total : Mid-Atlantic        613,616              4,251,873   9.32
                                         ----------           -------------------


Retail Anchor Properties- Wholly Owned (continued)
---------------------------------------------------

Northeast Pennsylvania
-----------------------------------------
  Blackman Plaza, Wilkes-Barre
         Eckerd Drug (Brook's)               7,000  7/31/2006      59,710   8.53              -
         Kmart                             104,956 10/31/2009     204,664   1.95 (8) 5 Year
                                         ----------           -------------------
                  Property total           111,956                264,374   2.36
                                         ----------           -------------------

  Bradford Towne Centre, Towanda
         Kmart                              94,841  3/31/2019     474,205   5.00 (10) 5 Year
         Eckerd Drug (Brook's)              11,840  1/31/2010     118,400  10.00 (3) 5 Year
         JC Penney                          22,580 11/30/2009      96,747   4.28 (7) 5 Year
         P & C Foods (Penn Traffic)         51,658  9/30/2014     413,264   8.00 (2) 5 Year
                                         ----------           -------------------
                  Property total           180,919              1,102,616   6.09
                                         ----------           -------------------

  Greenridge Plaza, Scranton
         Giant Food Stores (Ahold)          62,090  4/30/2021     279,405   4.50 (6) 5 Year
                                         ----------           -------------------
                  Property total            62,090                279,405   4.50
                                         ----------           -------------------

  Luzerne Street Shopping Center,
   Scranton
         Price Rite (Wakefern)              29,663  4/30/2015     118,652   4.00 (4) 5 Year
         Eckerd Drug (Brook's)              14,000  4/30/2009     105,000   7.50 (2) 5 Year
                                         ----------           -------------------
                  Property total            43,663                223,652   5.12
                                         ----------           -------------------

  Mark Plaza, Edwardsville
         Kmart                             104,956 10/31/2009     204,664   1.95 (8) 5 Year
         Redner's Market                    52,639  5/31/2018     447,432   8.50 (2) 5 Year
                                         ----------           -------------------
                  Property total           157,595                652,096   4.14
                                         ----------           -------------------

  Pittston Plaza, Pittston
         Eckerd Drugs (Brook's)              8,468  6/30/2006      80,446   9.50 (2) 5 Year
         Redner's Market                    59,100 12/31/2018     428,480   7.25 (2) 5 Year
                                         ----------           -------------------
                  Property total            67,568                508,926   7.53
                                         ----------           -------------------

  Plaza 422, Lebanon
         Home Depot                        104,243 12/31/2028     407,520   3.91 (6) 5 Year
                                         ----------           -------------------
                  Property total           104,243                407,520   3.91
                                         ----------           -------------------

  Route 6 Mall, Honesdale
         Eckerd Drugs (Brook's)             11,840  1/31/2011     118,400  10.00 (3) 5 Year
         Fashion Bug                        15,000  1/31/2006           -      -              -
         Kmart                             119,658  4/30/2020     687,948   5.75 (10) 5 Year
                                         ----------           -------------------
                  Property total           146,498                806,348   5.50
                                         ----------           -------------------

              Total : Northeastern
                   Pennsylvania            874,532              4,244,937   4.85
                                         ----------           -------------------


Total: Retail Anchor Properties - Wholly
 Owned Properties                        3,116,509            $25,238,802  $8.82
                                         ==========           ===================


1 Target owns the portion of the main building (157,616 square feet) that their store is located in.


Joint Venture Properties
-----------------------------------------

New York Region
-----------------------------------------

 New York
 ----------------------------------------
  Crossroads Shopping Center, White Plains (49% jv)
         Kmart                             100,725  1/31/2012    $566,250  $5.62 (4) 5 Year
         Waldbaum's (A&P)                   38,208 12/31/2007     504,000  13.19 (5) 5 Year
         B. Dalton (Barnes & Noble)         12,430  5/28/2012     345,927  27.83 (2) 5 Year
         Pier 1                              8,818  2/28/2007     278,825  31.62 (2) 5 Year
         Pay Half                           15,000 12/31/2006     372,600  24.84              -
         Modell's                           25,000  2/28/2009     193,750   7.75 (2) 5 Year
                                         ----------           -------------------
                  Property total           200,181              2,261,352  11.30
                                         ----------           -------------------

  400 East Fordham Road (Fund II)
         Sears                             100,703  7/16/2007     275,000   2.73              -
                                         ----------           -------------------

  Tarrytown Centre
         Walgreen's                         15,497  6/30/2080     475,000  30.65              -
                                         ----------           -------------------

  Sherman Avenue
         Pilot Garage                       74,000  6/14/2007     365,000   4.93              -
         City of New York                   60,773     MTM      1,595,291  26.25              -
                                         ----------           -------------------
                                           134,773              1,960,291  14.55
                                         ----------           -------------------
  161st Street
         City of New York                  137,334  7/18/2006   2,334,682  17.00              -
                                         ----------           -------------------
                                           137,334              2,334,682  17.00
                                         ----------           -------------------

             Total  : New York Region      588,488              7,306,325  12.42
                                         ----------           -------------------

Mid-Atlantic Region
-----------------------------------------

 Delaware
 ----------------------------------------
  Brandywine Town Center (Brandywine JV)
         Annie Sez (Big M)                  13,325  1/31/2007     279,825  21.00 (3) 5 Year
         Michaels                           24,876  2/28/2011     572,148  23.00 (3) 5 Year
         Old Navy (The Gap)                 24,631  4/30/2011     541,872  22.00 (1) 5 Year
         Petsmart                           23,963  6/30/2017     455,297  19.00 (5) 5 Year
         Thomasville Furniture              18,893 11/30/2011     485,739  25.71 (2) 5 Year
         World Market                       20,310  1/31/2015     406,200  20.00              -
         Access Group                       76,458  5/31/2015   1,517,691  19.85 (2) 5 Year
         Bed, Bath & Beyond                 50,977  1/31/2014     868,426  17.04 (3) 5 Year
         Dick's Sporting Goods              50,000  5/31/2013     700,000  14.00 (3) 5 Year
         Lowe's Home Centers               140,000  8/31/2018   1,925,000  13.75 (6) 5 Year
         Regal Cinemas                      65,641   6/1/2017     861,210  13.12 (4) 5 Year
         Target                            138,000  1/31/2018     800,000   5.80 (4) 10 Year
         Kincaid Furniture                  14,535  3/31/2010     247,095  17.00              -
         Transunion Settlement              39,714  3/31/2013     938,745  23.64 (1) 5 Year
         The Bombay Company                  8,965  1/31/2015     215,160  24.00 (2) 5 Year
         Lane Home Furnishings              21,827 10/31/2015     409,693  18.77 (3) 5 Year
         Tutor Time                         10,317  2/28/2010     139,280  13.50 (3) 5 Year
         Moe's                               3,000  7/31/2015      66,000  22.00
         MJM Designer                       25,000  9/30/2015     325,000  13.00
         New Balance                         5,500                129,250  23.50
                                         ----------           -------------------
                  Property total           775,932             11,883,631  15.32
                                         ----------           -------------------

  Market Square Shopping Center
   (Brandywine JV)
         Trader Joe's                        7,675  1/31/2013     149,662  19.50 (3) 5 Year
         TJ Maxx (TJX)                      31,375  1/31/2011     396,894  12.65 (1) 5 Year
                                         ----------           -------------------
                  Property total            39,050                546,556  14.00
                                         ----------           -------------------


 Joint Venture Properties (continued)
 ----------------------------------------

 Mid-Atlantic Region (continued)
 ----------------------------------------

 South Carolina
 ----------------------------------------
  Hitchcock Plaza (Fund I)
  Pine Log Plaza (Fund I)

                                         ----------           -------------------

 Virginia
 ----------------------------------------
  Haygood Shopping Center (Fund I)
         Eckerd Drugs (Brook's)             11,280 11/30/2009      28,500   2.53              -
                                         ----------           -------------------
                  Property Total            11,280                 28,500   2.53
                                         ----------           -------------------

           Total  : Mid-Atlantic Region    826,262             12,458,687  15.08
                                         ----------           -------------------

Midwest Region
-----------------------------------------

 Ohio
 --------
  Amherst Marketplace (Fund I)
         Riser Foods Company/Pharmacy       10,500  3/31/2012     135,135  12.87 (3) 5 Year
         Riser Foods Company/Supermarket    66,237  9/30/2021     630,576   9.52 (4) 5 Year
         Giant Eagle                             -   9/3/2021      30,000      - (4) 5 Year
                                         ----------           -------------------
                  Property total            76,737                795,711  22.39

  Granville Centre (Fund I)
         Lifestyle Family Fitness, Inc.     34,951  1/31/2017     402,085  11.50 (2) 5 Year
                                         ----------           -------------------

  Sheffield Crossing (Fund I)
         Revco Drug                         10,500  5/31/2012     140,700  13.40 (3) 5 Year
         Giant Eagle                        59,159  5/31/2022     620,578  10.49 (4) 5 Year
                                         ----------           -------------------
                  Property total            69,659                761,278  10.93
                                         ----------           -------------------

 Michigan
 ----------------------------------------
  Sterling Heights (Fund I)
         Burlington Coat Factory            70,400  1/31/2024     281,600   4.00              -
                                         ----------           -------------------


                  Total: Midwest           251,747              2,240,674   8.90
                                         ----------           -------------------
 Various
 ----------------------------------------

         Kroger/Safeway (Fund I)         1,018,100       2009   8,013,583   7.87
                                         ----------           -------------------


         Total: Joint Venture Properties 2,684,597            $30,019,269 $11.18
                                         ==========           ===================


                                 Gross Leased       Annualized Base Rent
                                      Area
                                ---------------- --------------------------
                                         Percent            Percent Average
                                 Square    of                  of     per
          Center       Anchor    footage   all     Amount     all   Sq. Ft.
                                          anchors            anchors
      ---------------------------------------------------------------------
       Wholly Owned
      ---------------
                2006
      Pittston Plaza Eckerd
                      Drugs
                      (Brook's)    8,468   0.30%     80,446    0.32%  9.50
      Blackman Plaza Eckerd
                      Drugs
                      (Brook's)    7,000   0.25%     59,710    0.24%  8.53
                                ---------------- --------------------------
                     Total 2006   15,468   0.55%    140,156    0.56%  9.06
                                ---------------- --------------------------
                2007
      Ledgewood Mall The Sports
                      Authority   52,205   1.83%    225,000    0.90%  4.31
      Soundview      King Kullen
       Marketplace                48,100   1.69%    562,600    2.24% 11.70
      Hobson West    Bobak's
       Plaza                      51,692   1.81%    225,436    0.90%  4.36
      Pacesetter ParkPaint'n
       Shopping       Place
       Center                      2,281   0.08%     22,810    0.09% 10.00
                                ---------------- --------------------------
                     Total 2007  154,278   5.41%  1,035,846    4.13%  6.71
                                ---------------- --------------------------
                2008
      Village CommonsDaffy's
       Shopping       Inc.
       Center                     16,125   0.57%    274,125    1.09% 17.00
      Merrillville   JC Penny
       Plaza          Co.         50,000   1.75%    495,000    1.97%  9.90
      Merrillville   Officemax
       Plaza          Inc.        26,157   0.92%    222,335    0.89%  8.50
      Amboy Shopping Duane Reade
       Center                      9,698   0.34%    266,695    1.06% 27.50
      Walnut Hill    Sears
       Plaza                      60,700   2.13%    258,000    1.03%  4.25
                                ---------------- --------------------------
                     Total 2008  162,680   3.39%  1,516,155    2.98%  9.32
                                ---------------- --------------------------
                      Total -
                       Next 3
                        Years   $332,426   9.35% $2,692,157    7.67% $8.10
                                ================ ==========================

       Crossroads Joint Venture
      --------------------------
                2006
      Crossroads     P.H.
       Shopping       Greenburgh
       Center                     15,000            372,600       -      -

                     Total 2006   15,000   0.00%    372,600    0.00% 24.84
                                ---------------- --------------------------
                2007
      Crossroads     Pier 1
       Shopping
       Center                      8,818   4.41%    278,825   12.33% 31.62
      Crossroads     Waldbaum's
       Shopping
       Center                     38,208  19.09%    504,000   22.29% 13.19
                                ---------------- --------------------------
                     Total 2007   47,026  23.50%    782,825   34.62% 16.65
                                ---------------- --------------------------
                2008                   -      -           -       -      -
                                ---------------- --------------------------
                      Total -
                       Next 3
                        Years    $47,026  23.50%   $782,825   34.62%$16.65
                                ================ ==========================

       Brandywine Joint Venture
      --------------------------
                2006
                2007
      Brandywine TownAnnie Sez
       Center         (Big M)     13,325   1.64%    279,825    2.25% 21.00

                2008                   -      -           -       -      -
                                ---------------- --------------------------
                      Total -
                       Next 3
                        Years    $13,325   1.64%   $279,825    2.25%$21.00
                                ================ ==========================
          Fund I
      ---------------
                2006
                2007
                2008                   -      -           -       -      -
                                ---------------- --------------------------
                      Total -
                       Next 3
                        Years         $-   0.00%         $-    0.00%    $-
                                ================ ==========================
          Fund II
      ---------------
      Month-to-month
                2006                   -                  -
      161st Street   New York
                      City       137,334  36.84%  2,334,682   51.09% 17.00
                2007
      Sherman Avenue Pilot
                      Garage      74,000  19.85%    365,000    7.99%  4.93
      400 East       Sears
       Fordham Road              100,703  27.01%    275,000    6.01%  2.73
                                ---------------- --------------------------
                     Total 2007  174,703  46.86%    640,000   14.00%  3.66
                                ---------------- --------------------------
                2008
      Sherman Avenue New York
                      City        60,773  16.30%  1,595,291   34.91% 26.25
                                ---------------- --------------------------
                      Total -
                       Next 3
                        Years   $372,810 100.00% $4,569,973  100.00%$12.26
                                ================ ==========================

1    Tenant pays rent based on percentage of sales


      QUARTERLY SUPPLEMENTAL DISCLOSURE
      March 31, 2006
                    Lease Expirations
      ---------------------------------------
                    -------------------------------------------------------------------------
                                Gross Leased Area          Annualized Base Rent
                              ----------------------    --------------------------
                    Number of                Percent                     Percent    Average
                      Leases      Square       of                          of         per
                     Expiring     Footage     Total         Amount        Total     Sq. Ft.
                    -------------------------------------------------------------------------
Wholly-Owned Propeties
  Anchor Tenant Expirations

               2006         2         15,468   0.54%           140,156       0.56%      9.06
               2007         3        151,997   5.33%         1,013,036       4.04%      6.66
               2008         5        162,680   5.70%         1,516,155       6.04%      9.32
               2009         9        347,155  12.17%         1,570,602       6.26%      4.52
               2010        15        376,113  13.17%         3,938,990      15.71%     10.47
               2011         2         40,164   1.41%           344,992       1.38%      8.59
               2012         2        139,769   4.90%         1,143,768       4.56%      8.18
               2013         2        115,392   4.05%         1,444,884       5.76%     12.52
               2014         5        212,980   7.47%         1,267,126       5.05%      5.95
               2015         5        164,230   5.76%         2,507,015       9.99%     15.27
               2016         2         19,541   0.69%           305,544       1.22%     15.64
               2017         1         47,773   1.67%           955,460       3.81%     20.00
               2018         2        111,739   3.92%           875,912       3.49%      7.84
               2019         4        265,075   9.29%         1,518,397       6.05%      5.73
               2020         4        218,211   7.65%         1,818,995       7.25%      8.34
               2021         2        168,850   5.92%           881,531       3.51%      5.22
               2022         1         14,837   0.52%           435,000       1.73%     29.32
               2023         1         65,859   2.31%           937,000       3.74%     14.23
               2024         1         73,184   2.57%         1,317,312       5.25%     18.00
               2028         3        141,509   4.96%         1,152,840       4.60%      8.15
                    --------------------------------    -------------------------------------
     Total Occupied        71      2,852,526 100.00%       $25,084,715     100.00%     $8.79
                                                              (154,088)
     Anchor GLA Owned by
      Tenants                        254,916
     Total Vacant                    100,544
                              ---------------
     Total Square
      Feet                         3,207,986
                              ===============


Wholly-Owned Propeties
  Shop Tenant Expirations
      Month to Month       15         20,793   1.50%          $260,507       1.18%    $12.53
               2006        43        146,599  10.58%         1,886,869       8.57%     12.87
               2007        67        250,104  18.04%         3,542,214      16.07%     14.16
               2008        55        175,257  12.65%         3,227,099      14.65%     18.41
               2009        63        223,498  16.13%         3,560,522      16.17%     15.93
               2010        47        141,239  10.19%         2,038,492       9.26%     14.43
               2011        29        106,702   7.70%         1,852,280       8.41%     17.36
               2012         7         16,261   1.17%           368,516       1.67%     22.66
               2013        13         42,349   3.06%           866,888       3.94%     20.47
               2014        20        103,061   7.44%         1,447,199       6.57%     14.04
               2015        14         76,305   5.51%         1,169,808       5.31%     15.33
               2016         2          3,613   0.26%            94,560       0.43%     26.17
               2018         4          6,805   0.49%           270,408       1.23%     39.74
               2019         1              -   0.00%            51,205       0.23%         -
               2020         3         17,945   1.29%           355,728       1.62%     19.82
               2022         1          2,205   0.16%            41,895       0.19%     19.00
               2024         1         49,463   3.57%           900,000       4.09%     18.20
               2026         1          3,629   0.26%            90,725       0.41%     25.00
               2030         1              -   0.00%                 -       0.00%         -
                    --------------------------------    -------------------------------------
     Total Occupied       387      1,385,828 100.00%       $22,024,915     100.00%    $15.89

     Total Vacant                    216,837
                              ---------------
     Total Square
      Feet                         1,602,665
                              ===============

Wholly-Owned Propeties
  Total Tenant Expirations
      Month to Month       15        $20,793   0.49%          $260,507       0.55%    $12.53
               2006        45        162,067   3.82%         2,027,025       4.30%     12.51
               2007        70        402,101   9.49%         4,555,250       9.67%     11.33
               2008        60        337,937   7.97%         4,743,254      10.08%     14.04
               2009        72        570,653  13.46%         5,131,124      10.89%      8.99
               2010        62        517,352  12.21%         5,977,482      12.69%     11.55
               2011        31        146,866   3.47%         2,197,272       4.66%     14.96
               2012         9        156,030   3.68%         1,512,284       3.21%      9.69
               2013        15        157,741   3.72%         2,311,772       4.91%     14.66
               2014        25        316,041   7.46%         2,714,325       5.76%      8.59
               2015        19        240,535   5.68%         3,676,823       7.80%     15.29
               2016         4         23,154   0.55%           400,104       0.85%     17.28
               2017         1         47,773   1.13%           955,460       2.03%     20.00
               2018         6        118,544   2.80%         1,146,320       2.43%      9.67
               2019         5        265,075   6.25%         1,569,602       3.33%      5.92
               2020         7        236,156   5.57%         2,174,723       4.62%      9.21
               2021         2        168,850   3.98%           881,531       1.87%      5.22
               2022         2         17,042   0.40%           476,895       1.01%     27.98
               2023         1         65,859   1.55%           937,000       1.99%     14.23
               2024         2        122,647   2.89%         2,217,312       4.71%     18.08
               2026         1          3,629   0.09%            90,725       0.19%     25.00
               2028         3        141,509   3.34%         1,152,840       2.45%      8.15
               2030         1              -   0.00%                 -       0.00%         -
                    --------------------------------    -------------------------------------
     Total Occupied       458     $4,238,354 100.00%       $47,109,630     100.00%    $11.12
                                                              (154,088)

     Anchor GLA Owned by Tenants                        254,916
     Total Vacant                    317,381
                              ---------------
     Total Square
      Feet                         4,810,651
                              ===============

Fund I
  Anchor Tenant Expirations

               2009        26      1,029,380  79.38%        $8,042,083      74.75%     $7.81
               2012         2         21,000   1.62%           275,835       2.56%     13.14
               2017         1         34,951   2.70%           402,085       3.74%     11.50
               2021         2         66,237   5.11%           660,576       6.14%      9.97
               2022         1         59,159   4.56%           620,578       5.77%     10.49
               2024         1         70,400   5.43%           281,600       2.62%      4.00
               2080         1         15,497   1.20%           475,000       4.42%     30.65
                                                                                0
                    --------------------------------    -------------------------------------
     Total Occupied        34      1,296,624 100.00%       $10,757,757     100.00%     $8.30

     Total Vacant                    301,655
                              ---------------
     Total Square
      Feet                         1,598,279
                              ===============


Fund I
  Shop Tenant Expirations
      Month to Month       12         30,996  15.39%          $369,338      14.87%    $11.92
               2006         7         22,792  11.32%           194,319       7.82%      8.53
               2007        12         18,819   9.34%           247,989       9.98%     13.18
               2008        12         23,602  11.72%           288,132      11.60%     12.21
               2009         5          8,851   4.39%           145,703       5.86%     16.46
               2010         5          8,886   4.41%           175,638       7.07%     19.77
               2011         3          4,725   2.35%            87,645       3.53%     18.55
               2013         2         13,120   6.51%           124,820       5.02%      9.51
               2014         6         43,623  21.67%           486,016      19.56%     11.14
               2015         2          2,798   1.39%            40,745       1.64%     14.56
               2016         1          7,945   3.94%            81,396       3.28%     10.24
               2018         1          6,957   3.45%            50,004       2.01%      7.19
               2019         1          3,141   1.56%            42,000       1.69%     13.37
               2020         1          5,157   2.56%           150,842       6.07%     29.25
               2022         1              -   0.00%                 -       0.00%         -
               2050         1              -   0.00%                 -       0.00%         -
                    --------------------------------    -------------------------------------
     Total Occupied        72        201,412 100.00%        $2,484,587     100.00%    $12.34

     Total Vacant                    158,897
                              ---------------
     Total Square
      Feet                           360,309
                              ===============

Fund I
  Total Tenant Expirations
      Month to Month       12         30,996   2.07%          $369,338       2.79%    $11.92
               2006         7         22,792   1.52%           194,319       1.47%      8.53
               2007        12         18,819   1.26%           247,989       1.87%     13.18
               2008        12         23,602   1.58%           288,132       2.18%     12.21
               2009        31      1,038,231  69.31%         8,187,786      61.81%      7.89
               2010         5          8,886   0.59%           175,638       1.33%     19.77
               2011         3          4,725   0.32%            87,645       0.66%     18.55
               2012         2         21,000   1.40%           275,835       2.08%     13.14
               2013         2         13,120   0.88%           124,820       0.94%      9.51
               2014         6         43,623   2.91%           486,016       3.67%     11.14
               2015         2          2,798   0.19%            40,745       0.31%     14.56
               2016         1          7,945   0.53%            81,396       0.61%     10.24
               2017         1         34,951   2.33%           402,085       3.04%     11.50
               2018         1          6,957   0.46%            50,004       0.38%      7.19
               2019         1          3,141   0.21%            42,000       0.32%     13.37
               2020         1          5,157   0.34%           150,842       1.14%     29.25
               2021         2         66,237   4.42%           660,576       4.99%      9.97
               2022         1         59,159   3.95%           620,578       4.69%     10.49
               2024         1         70,400   4.70%           281,600       2.13%      4.00
               2050         1              -   0.00%                 -       0.00%         -
               2080         1         15,497   1.03%           475,000       3.59%     30.65
                    --------------------------------    -------------------------------------
     Total Occupied       105      1,498,036 100.00%       $13,242,344     100.00%     $8.84

     Total Vacant                    460,552
                              ---------------
     Total Square
      Feet                         1,958,588
                              ===============

Fund II
  Anchor Tenant Expirations

      Month to Month        -              -   0.00%                $-       0.00%        $-
               2006         1        137,334  36.84%         2,334,682      51.09%     17.00
               2007         2        174,703  46.86%           640,000      14.00%      3.66
               2008         1         60,773  16.30%         1,595,293      34.91%     26.25
                    --------------------------------    -------------------------------------
     Total Occupied         4        372,810 100.00%        $4,569,975     100.00%    $12.26

     Total Vacant                          -
                              ---------------
     Total Square
      Feet                           372,810
                              ===============


Fund II
  Shop Tenant Expirations
      Month to Month        4         38,109  13.10%          $135,519       4.44%     $3.56
               2006         4         38,468  13.22%           704,725      23.08%     18.32
               2007         9        204,834  70.39%         2,034,117      66.63%      9.93
               2009         1          1,314   0.45%            20,772       0.68%     15.81
               2010         2          7,012   2.41%           112,604       3.69%     16.06
               2013         1          1,254   0.43%            45,144       1.48%     36.00
                    --------------------------------    -------------------------------------
     Total Occupied        21        290,991 100.00%        $3,052,881     100.00%    $10.49

     Total Vacant                    210,713
                              ---------------
     Total Square
      Feet                           501,704
                              ===============

Fund II
  Total Tenant Expirations
      Month to Month        4         38,109   5.74%          $135,519       1.78%     $3.56
               2006         5        175,802  26.48%         3,039,407      39.87%     17.29
               2007        11        379,537  57.17%         2,674,117      35.08%      7.05
               2008         1         60,773   9.16%         1,595,293      20.93%     26.25
               2009         1          1,314   0.20%            20,772       0.27%     15.81
               2010         2          7,012   1.06%           112,604       1.48%     16.06
               2013         1          1,254   0.19%            45,144       0.59%     36.00
                    --------------------------------    -------------------------------------
     Total Occupied        25        663,801 100.00%        $7,622,856     100.00%    $11.48

     Total Vacant                    210,713
                              ---------------
     Total Square
      Feet                           874,514
                              ===============

Crossroads (JV Property)
  Anchor Tenant Expirations

               2006         1         15,000   7.49%          $372,600      16.48%     24.84
               2007         2         47,026  23.49%           782,825      34.62%     16.65
               2009         1         25,000  12.49%           193,750       8.56%      7.75
               2012         2        113,155  56.53%           912,177      40.34%      8.06
                    --------------------------------    -------------------------------------
     Total Occupied         6        200,181 100.00%        $2,261,352     100.00%    $11.30

     Total Vacant                          -

     Total Square
      Feet                           200,181
                              ===============


  Shop Tenant Expirations
      Month to Month        2          3,610   3.27%          $113,678       2.95%    $31.49
               2006         3          5,840   5.29%           189,654       4.92%     32.48
               2007         4          4,912   4.45%           185,550       4.82%     37.77
               2008         9         31,460  28.49%         1,042,193      27.08%     33.13
               2009         7         22,318  20.20%           781,525      20.29%     35.02
               2011         2          4,070   3.68%           146,732       3.81%     36.05
               2012         2          5,250   4.75%           191,723       4.98%     36.52
               2014         4         19,941  18.05%           676,018      17.55%     33.90
               2017         1          6,600   5.97%           330,000       8.57%     50.00
               2022         1          6,462   5.85%           193,860       5.03%     30.00
                    --------------------------------    -------------------------------------
     Total Occupied        35        110,463 100.00%        $3,850,933     100.00%    $34.86

     Total Vacant                          -
                              ---------------
     Total Square
      Feet                           110,463
                              ===============

Crossroads (JV Property)
  Total Tenant Expirations
      Month to Month        2          3,610   1.16%          $113,678       1.86%    $31.49
               2006         3          5,840   1.88%           189,654       3.10%     32.48
               2007         5         19,912   6.41%           558,150       9.13%     28.03
               2008         9         31,460  10.13%         1,042,193      17.05%     33.13
               2009         9         69,344  22.32%         1,564,350      25.60%     22.56
               2011         2          4,070   1.31%           146,732       2.40%     36.05
               2012         3         30,250   9.74%           385,473       6.31%     12.74
               2014         4         19,941   6.42%           676,018      11.06%     33.90
               2017         1          6,600   2.12%           330,000       5.40%     50.00
               2018         2        113,155  36.43%           912,177      14.92%      8.06
               2022         1          6,462   2.08%           193,860       3.17%     30.00
                    --------------------------------    -------------------------------------
     Total Occupied        41        310,644 100.00%        $6,112,285     100.00%    $19.68

     Total Vacant                          -

     Total Square
      Feet                           310,644
                              ===============

Brandywine Portfolio (JV Properties)
  Anchor Tenant Expirations

               2007         1         13,325   1.64%           279,825       2.25%     21.00
               2010         2         24,852   3.05%           386,375       3.11%     15.55
               2011         4         99,775  12.24%         1,996,653      16.06%     20.01
               2013         3         97,389  11.95%         1,788,407      14.39%     18.36
               2014         2         50,977   6.25%           868,426       6.99%     17.04
               2015         4        161,060  19.76%         3,068,994      24.69%     19.05
               2017         2         89,604  10.99%         1,316,506      10.59%     14.69
               2018         2        278,000  34.12%         2,725,000      21.92%      9.80
                                                                             0.00%
                    --------------------------------    -------------------------------------
     Total Occupied        20        814,982 100.00%       $12,430,186     100.00%    $15.25

     Total Vacant                          -

     Total Square
      Feet                           814,982
                              ===============



Brandywine Portfolio (JV Properties)
  Shop Tenant Expirations
      Month to Month        4         41,120  32.04%          $376,414      17.53%     $9.15
               2006         2         22,500  17.53%           467,239      21.75%     20.77
               2007         1          8,100   6.31%           208,000       9.68%     25.68
               2008         2          9,700   7.56%           236,093      10.99%     24.34
               2010         1          1,500   1.17%            45,000       2.10%     30.00
               2013         2          6,950   5.42%           151,674       7.06%     21.82
               2014         1          4,962   3.87%           143,104       6.66%     28.84
               2015         3         33,500  26.10%           520,250      24.22%     15.53
                    --------------------------------    -------------------------------------
     Total Occupied        16        128,332 100.00%        $2,147,774     100.00%    $16.74

     Total Vacant                          -
                              ---------------
     Total Square
      Feet                           128,332
                              ===============

Brandywine Portfolio (JV Properties)
  Total Tenant Expirations
      Month to Month        4         41,120   4.36%          $376,414       2.58%     $9.15
               2006         2         22,500   2.39%           467,239       3.21%     20.77
               2007         2         21,425   2.27%           487,825       3.35%     22.77
               2008         2          9,700   1.03%           236,093       1.62%     24.34
               2010         3         26,352   2.79%           431,375       2.96%     16.37
               2011         4         99,775  10.58%         1,996,653      13.70%     20.01
               2013         5        104,339  11.06%         1,940,081      13.31%     18.59
               2014         3         55,939   5.93%         1,011,530       6.94%     18.08
               2015         7        194,560  20.63%         3,589,244      24.62%     18.45
               2017         2         89,604   9.50%         1,316,506       9.03%     14.69
               2018         2        278,000  29.46%         2,725,000      18.68%      9.80
                    --------------------------------    -------------------------------------
     Total Occupied        36        943,314 100.00%       $14,577,960     100.00%    $15.45

     Total Vacant                          -
                              ---------------
     Total Square
      Feet                           943,314
                              ===============


                                                                      3-Mile Radius2
                                                                ------------------------------------
                                    Trade    Total                              #
                                    Area     Base      Total     Total  HouseholdsMedian HH Avg. HH
Property / JV     City        State(Miles)   Rent       GLA       Pop.    ("HH")   Income    Income
 Ownership %
--------------------------------------------------------------- -------------------------------------
Brandywine Town   Wilmington  DE
 Center & Mkt
 Sq./22.22%                             3 14,577,960   878,694   40,591    15,566  $70,145  $87,971
Elmwood Park      Elmwood ParkNJ
 Shopping Ctr.                          3  3,322,024   149,085  252,916    84,197  $44,191  $61,068
Abington Towne    Abington    PA
 Center                                 3    940,514   216,355
Granville Center /Columbus    OH
 22.22%                                 3    638,404   134,997  113,906    49,527  $53,564  $70,562
Clark & Diversey  Chicago     IL        3    788,704    19,265  415,680   217,726  $56,930  $84,335
Hobson West Plaza Naperville  IL        3  1,205,485    98,890   95,042    32,948  $82,298 $103,749
Methuen Shopping  Methuen     MA
 Ctr.                                   5    736,464   130,238   82,654    30,553  $37,421  $52,107
Crossroads        White PlainsNY
 Shopping Ctr. /
 49%                                    3  6,112,285   310,644  102,957    39,813  $59,646  $86,839
The Branch Plaza  Smithtown   NY        3  2,410,769   125,724   71,215    24,266  $98,596 $113,345
Amboy Road        Staten      NY
                   Island               3  1,417,679    60,080  155,416    56,011  $75,297  $89,580
Village Commons   Smithtown   NY
 Shopping Ctr.                          3  2,027,352    87,381   70,854    24,112  $98,448 $113,332
Bloomfield Town   Bloomfield  MI
 Square            Hills                5  2,247,060   214,866   61,631    24,011  $49,857  $83,461
Crescent Plaza    Brockton    MA        3  1,636,957   218,141   98,955    34,754  $39,202  $52,875
239 Greenwich     Greenwich   CT
 Avenue                                 5  1,235,144    16,834   66,252    25,070           $90,010
Soundview         Port        NY
 Marketplace       Washington           3  2,803,937   183,815   47,060    16,691 $127,975 $188,579
Town Line Plaza   Rocky Hill  CT        3  1,386,824   206,298
New Loudon Center Latham      NY        5  1,713,665   255,826   44,153    17,525  $44,596  $58,526
Pacesetter Park   Pomona      NY
 Shopping Ctr.                          3  1,143,759    96,698   27,421     9,004  $99,926 $124,786
Mad River Station Dayton      OH        5  1,505,876   155,739   52,598    21,841  $51,619  $64,051
Greenridge Plaza  Scranton    PA        3    965,755   191,755   88,733    36,946  $30,723  $38,790
Mark Plaza        EdwardsvillePA        5  1,088,303   216,047   90,532    38,714  $28,086  $38,397
Luzerne Street    Scranton    PA
 Shopping Ctr.                          3    301,538    58,035   89,062    36,973  $30,970  $39,323
Blackman Plaza    Wilkes-BarrePA        5    282,374   121,341   62,458    26,393  $27,479  $37,619
Sheffield CrossingSheffield   OH
 / 22.22%                               3  1,118,641   112,534   32,487    12,500  $42,899  $58,754
Amherst           Amherst     OH
 Marketplace /
 22.22%                                 3    830,115    79,937   55,146    21,276  $41,898  $55,263
Sterling Heights  Sterling    MI
 Shopping Center / Heights
 11.11%                                 3    426,834   154,838   97,175    35,730  $67,786  $74,409
Tarrytown ShoppingTarrytown   NY
 Center / 11.11%                        3    903,128    35,291   36,461    13,328  $84,626 $114,725
Hitchcock Plaza / Aiken       SC
 20%                                    5    374,490   233,886   25,419    18,757  $60,290  $71,076
Pine Log Plaza /  Aiken       SC
 20%                                    5          -    35,064   25,419    18,757  $60,290  $71,076
Haygood Shopping  Virginia    VA
 Center / 11.11%   Beach                3    937,149   153,941   97,871    37,786  $51,491  $60,530
400 East Fordham  The Bronx   NY
 Road / 18.32%                          2    645,915   117,355  651,504   223,577  $28,217  $37,631
Sherman Avenue /  Manhattan   NY
 18.32%                                 2  1,960,291   134,773  529,999   176,116  $29,932  $40,762
Pelham Manor      Westchester NY
 Shopping Plaza /
 18.32%                                 3  1,144,375   398,775  400,119   149,994  $47,713  $59,780
Bartow Avenue     The Bronx   NY        3    222,600    14,694  563,289   208,834  $33,199  $44,894
161st Street      The Bronx   NY
 /18.32%                                2  3,872,275   223,611  712,029   240,973  $22,230  $32,900
Walnut Hill Plaza Woonsocket  RI        5  2,429,716   283,235   59,068    24,020  $32,605  $44,830
Ledgewood Mall    Ledgewood   NJ        5  4,481,698   517,878   39,287    14,235  $59,560  $70,312
BTS Boonton LLC   Boonton     NJ        5  1,248,494    62,908   48,401    18,384  $85,957 $106,652
Merrillville PlazaHobart      IN        5  2,578,042   235,678   21,008     8,295  $56,061  $65,230
The Gateway       So.         VT
 Shopping Ctr.     Burlington           3  1,816,917   101,784   45,990    19,115  $54,003  $35,139
Marketplace of    Absecon     NJ
 Absecon                                3  1,657,610   105,097   31,282    10,754  $57,266  $69,040
Pittston Plaza    Pittston    PA        3    603,215    79,494   40,766    17,194  $28,200  $37,109
Plaza 422         Lebanon     PA        3    444,020   155,026   44,886    18,014  $31,027  $39,952
Route 6 Plaza     Honesdale   PA        5  1,110,003   175,505
Bradford Towne    Towanda     PA
 Centre                                10  1,511,220   256,939    5,417     2,256  $33,937  $41,666
--------------------------------------------------------------- ------------------------------------
                                          80,805,580 7,814,991
                                          --------------------- ------------------------------------
                                                                112,004    41,310  $49,421  $63,343
                                                                ------------------------------------
                                                                 87,946    32,801  $55,866  $73,415
                                                                ------------------------------------

                             5-Mile Radius                        10-Mile Radius
                  ------------------------------------ ------------------------------------

                    Total         # Median HH Avg. HH    Total         # Median HH Avg. HH
Property / JV        Pop.      HH    Income    Income     Pop.      HH    Income    Income    County        MSA
 Ownership %
--------------------------------------------------------------------------------------------------------------------
Brandywine Town                                                                             Bergen     Wilmington-
 Center & Mkt                                                                                           Newark, DE
 Sq./22.22%         115,509  46,245  $63,181  $82,051    465,744 177,868  $60,297  $82,576
Elmwood Park                                                                                Bergen     Bergen-
 Shopping Ctr.      604,387 209,582  $49,412  $67,557          -       -        -        -              Passaic, NJ
Abington Towne                                                                              Bucks      Philadelphia,
 Center             316,194 123,852  $49,479  $67,255  1,420,838 535,831   40,786   56,068              PA
Granville Center /                                                                          Franklin   Columbus, OH
 22.22%             272,955 115,817  $55,421  $74,050          -       -        -        -
Clark & Diversey                                                                                       Chicago, IL
Hobson West Plaza   219,460  77,196  $77,091  $96,876          -       -        -        -  DuPage     Chicago, IL
Methuen Shopping                                                                            Essex      Boston, MA-NH
 Ctr.               200,868  74,426  $40,606  $55,989    359,120 130,167   53,266   70,380
Crossroads                                                                                  WestchesterNew York, NY
 Shopping Ctr. /
 49%                199,222  73,477  $67,992 $102,645          -       -        -        -
The Branch Plaza                                                                            Suffolk    Nassau-
                    205,906  67,405  $89,363 $103,763          -       -        -        -              Suffolk, NY
Amboy Road                                                                                  Richmond   New York, NY
Village Commons                                                                             Suffolk    Nassau-
 Shopping Ctr.      205,727  67,384  $89,604 $104,007          -       -        -        -              Suffolk, NY
Bloomfield Town                                                                             Oakland    Detroit, MI
 Square             165,071  63,680  $56,286  $89,068    693,426 274,676   35,140   88,557
Crescent Plaza      164,499  58,369  $43,599  $56,535          -       -        -        -  Plymouth   Boston, MA-NH
239 Greenwich                                                                               Fairfield  New Haven-
 Avenue             139,180  50,542           $87,819          -       -        -        -              Meriden, CT
Soundview                                                                                   Nassau     Nassau-
 Marketplace        146,553  53,259 $110,828 $158,509          -       -        -        -              Suffolk, NY
Town Line Plaza      43,708  18,392  $60,038  $75,504    553,333 220,597   43,447   63,310  Hartford   Hartford, CT
New Loudon Center                                                                           Albany     Albany-
                                                                                                        Schenectady-
                    146,563  59,410  $41,551  $54,174    613,866 249,577   43,863   57,271              Troy, NY
Pacesetter Park                                                                             Rockland   New York, NY
 Shopping Ctr.      134,012  39,338  $81,066 $102,217          -       -        -        -
Mad River Station                                                                           Montgomery Dayton-
                                                                                                        Springfield,
                    124,816  50,664  $51,965  $65,750    408,808 161,200   41,890   51,485              OH
Greenridge Plaza                                                                            Lackawanna Scranton-
                                                                                                        Wilkes
                                                                                                        Barre-
                    128,607  52,993  $32,446  $41,441    206,477  84,001   34,001   43,425              Hazelton, PA
Mark Plaza                                                                                  Luzerne    Scranton-
                                                                                                        Wilkes
                                                                                                        Barre-
                    124,503  52,875  $28,794  $39,583    217,525  89,944   29,784   41,155              Hazelton, PA
Luzerne Street                                                                              Lackawanna Scranton-
 Shopping Ctr.                                                                                          Wilkes
                                                                                                        Barre-
                    119,331  49,490  $31,439  $39,606          -       -        -        -              Hazelton, PA
Blackman Plaza                                                                              Luzerne    Scranton-
                                                                                                        Wilkes
                                                                                                        Barre-
                    118,011  50,151  $38,259  $28,229    209,428  86,555   29,751   41,041              Hazelton, PA
Sheffield Crossing                                                                          Lorain     Cleveland-
 / 22.22%                                                                                               Lorain-
                    117,051  44,586  $42,879  $58,196    314,596 120,675   50,540   67,635              Elyria
Amherst                                                                                     Lorain     Cleveland-
 Marketplace /                                                                                          Lorain-
 22.22%              98,708  37,877  $38,164  $51,174    212,480  81,076   42,497   56,454              Elyria
Sterling Heights                                                                                       Coordinates
 Shopping Center /                                                                                      42.5803,
 11.11%             257,839 101,330  $64,903  $73,379          -       -        -        -              83.0298
Tarrytown Shopping                                                                          WestchesterNew York, NY
 Center / 11.11%    126,511  45,849  $94,270 $121,002          -       -        -        -
Hitchcock Plaza /                                                                                      Coordinates
 20%                                                                                                    33.5156,
                     45,931  33,112  $49,878  $60,184     84,131  59,713   43,742   52,745              81.7311
Pine Log Plaza /                                                                                       Coordinates
 20%                                                                                                    33.5156,
                     45,931  33,112  $49,878  $60,184     84,131  59,713   43,742   52,745              81.7311
Haygood Shopping                                                                                       Coordinates
 Center / 11.11%                                                                                        36.8727,
                    222,837  85,740  $52,946  $61,454    686,842 263,114   47,183   56,538              76.1350
400 East Fordham                                                                            The Bronx  New York, NY
 Road / 18.32%    1,193,183 411,564   30,162   40,477
Sherman Avenue /                                                                            Manhattan  New York, NY
 18.32%                   -       -        -        -
Pelham Manor                                                                                WestchesterNew York, NY
 Shopping Plaza /
 18.32%           1,114,822 410,040  $44,052  $56,839
Bartow Avenue     1,435,467 511,796  $30,552  $43,522                                       The Bronx  New York, NY
161st Street                                                                                The Bronx  New York, NY
 /18.32%
Walnut Hill Plaza                                                                           Providence Providence-
                                                                                                        Fall River,
                     93,988  36,923  $40,811  $54,959    304,956 114,330   47,963   62,524              RI
Ledgewood Mall      107,018  38,479  $74,547  $92,140    263,597  94,154  $76,368  $97,665  Morris     Newark, NJ
BTS Boonton LLC      99,256  36,973  $84,231 $101,502                                       Morris     Newark, NJ
Merrillville Plaza   84,295  31,487  $48,370  $54,246     41,291 127,991  $41,656  $49,747  Lake       Gary, IN
The Gateway                                                                                 Chittenden Burlington,
 Shopping Ctr.       69,036  27,944  $37,547  $55,060          -       -        -        -              VT
Marketplace of                                                                              Atlantic   Atlantic
 Absecon                                                                                                City-Cape
                     71,369  24,835  $56,434  $67,432          -       -        -        -              May, NJ
Pittston Plaza                                                                              Luzerne    Scranton-
                                                                                                        Wilkes
                                                                                                        Barre-
                     72,123  30,327  $29,150  $38,323    261,639 108,933   29,878   39,837              Hazelton, PA
Plaza 422                                                                                   Lebanon    Harrisburg-
                                                                                                        Lebanon-
                     61,225  24,051  $33,664  $42,971    111,183  42,280   36,875   46,200              Carlisle, PA
Route 6 Plaza        12,078   4,944  $35,972  $44,544     28,631  11,448   37,277   46,049  Wayne               N/A
Bradford Towne                                                                              Bradford
 Centre                                                   17,148   6,584  $34,707  $42,850                      N/A
------------------------------------------------------ ------------------------------------ ------------------------

                  ------------------------------------ ------------------------------------
                    199,698  75,048  $49,756  $64,507  1,801,206 727,905 $231,751 $311,984
                  ------------------------------------ ------------------------------------

                  ------------------------------------ ------------------------------------
                    161,590  58,896  $54,129  $72,511  1,176,846 488,474 $157,161 $215,632
                  ------------------------------------ ------------------------------------

1    Does not include the Kroger/Safeway Portfolio.

2    Fordham, Sherman Avenue and 161st Street figures are for a 2 mile radius.

3 The following table summarizes the Urban / In-fill properties which are included in the data detailed above.

-----------------------------------------------------------------------------------------------
Urban / in-fill                    Trade   Total               1-Mile Radius
                                                            -----------------------------------
                                   Area     Base    Total    Total      #      Median  Avg. HH
                                                                     Households   HH
Property / JV     City       State(Miles)   Rent     GLA      Pop.    ("HH")    Income  Income
 Ownership %
----------------------------------------------------------- -----------------------------------
400 East Fordham  The Bronx  NY
 Road / 18.32%                         2   645,915 117,355  206,850     66,722 $24,205 $33,414
Sherman Avenue /  Manhattan  NY
 18.32%                                2 1,337,368 134,773  139,935     48,823 $31,657 $40,618
Pelham Manor      WestchesterNY
 Shopping Plaza /
 18.32%                                3 1,399,887 398,775   28,559      9,367 $60,205 $73,324
Bartow Avenue     The Bronx  NY        3   222,600  14,694   71,336     28,062 $36,795 $47,838
161st Street      The Bronx  NY
 /18.32%                               2 3,870,354 223,611  192,706     65,625 $20,649 $31,017
-----------------------------------------------------------------------------------------------
                                         7,476,124 889,208  110,955     37,373 $40,793 $52,040
                                         ------------------ -----------------------------------
                                                            144,094     49,530 $30,692 $41,112
                                                            -----------------------------------


QUARTERLY SUPPLEMENTAL DISCLOSURE
     March 31, 2006

  Residential (Multi-family) Properties
------------------------                                              -----------------
                                                                         % Occupied          % Occupied
        Property          Location     Square Feet         Units       March 31, 2006    December 31, 2005   Occupied
------------------------------------------------------------------------------------------------------------------------

      Mid-Atlantic

     North Carolina
------------------------
   Village Apartments     Winston
                            Salem             578,706             600               91%                   96%       548

        Mid-West

        Missouri
------------------------
  Gate House, Holiday     Columbia
  House, Tiger Village,                       625,545             874               98%                   99%       857
                                    -------------------------------------------------------------------------
  Colony Apartments 1

         Totals                             1,204,251           1,474               95%                   98%     1,405
                                    =========================================================================


1 As this property has tenants associated with the University of Missouri, occupancy trends are correlated to semester sessions

                                    Page 53